                                                                   EXHIBIT 10.34


                            REVOLVING LOAN AGREEMENT


                            Dated as of June 13, 1997


                                      among


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION


                            THE LENDERS HEREIN NAMED


                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Agent



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                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
Article 1         DEFINITIONS AND ACCOUNTING TERMS............................................................1

         1.1      Defined Terms...............................................................................1
         1.2      Use of Defined Terms.......................................................................31
         1.3      Accounting Terms...........................................................................31
         1.4      Rounding...................................................................................31
         1.5      Exhibits and Schedules.....................................................................31
         1.6      References to "Borrower and its Subsidiaries"..............................................31
         1.7      Miscellaneous Terms........................................................................31

Article 2         LOANS......................................................................................33

         2.1      Loans-General..............................................................................33
         2.2      Alternate Base Rate Loans..................................................................33
         2.3      Eurodollar Rate Loans......................................................................34
         2.4      Letters of Credit..........................................................................35
         2.5      Swing Line.................................................................................38
         2.6      Voluntary Reduction of Commitment..........................................................40
         2.7      Agent's Right to Assume Funds Available for Advances.......................................40
         2.8      Collateral and Guaranties..................................................................40
         2.9      Loan Administration; Determination of Borrowing Base.......................................40

Article 3         PAYMENTS AND FEES..........................................................................42

         3.1      Principal and Interest.....................................................................42
         3.2      Agent's Fees...............................................................................43
         3.3      Arrangement Fee............................................................................43
         3.4      Commitment Fees............................................................................43
         3.5      Letter of Credit Fees......................................................................44
         3.6      Increased Commitment Costs.................................................................44
         3.7      Eurodollar Costs and Related Matters.......................................................44
         3.8      Late Payments and Default Rate.............................................................48
         3.9      Computation of Interest and Fees...........................................................48
         3.10     Non-Banking Days...........................................................................49
         3.11     Manner and Treatment of Payments...........................................................49
         3.12     Funding Sources............................................................................50
         3.13     Failure to Charge Not Subsequent Waiver....................................................50
         3.14     Agent's Right to Assume Payments Will be Made by Borrower..................................50
         3.15     Automatic Debit............................................................................50
         3.16     Fee Determination Detail...................................................................50

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

         3.17     Survivability..............................................................................51

Article 4         REPRESENTATIONS AND WARRANTIES.............................................................52

         4.1      Existence and Qualification; Power; Compliance With Laws...................................52
         4.2      Authority; Compliance With Other Agreements and Instruments and
                  Government Regulations.....................................................................52
         4.3      No Governmental Approvals Required.........................................................53
         4.4      Subsidiaries...............................................................................53
         4.5      Financial Statements.......................................................................54
         4.6      No Other Liabilities; No Material Adverse Changes..........................................54
         4.7      Title to and Location of Property..........................................................54
         4.8      Intangible Assets..........................................................................55
         4.9      Public Utility Holding Company Act.........................................................55
         4.10     Litigation.................................................................................55
         4.11     Binding Obligations........................................................................55
         4.12     No Default.................................................................................56
         4.13     ERISA and Other Plans......................................................................56
         4.14     Regulations G, T, U and X; Investment Company Act..........................................56
         4.15     Disclosure.................................................................................56
         4.16     Tax Liability..............................................................................56
         4.17     Projections................................................................................56
         4.18     Hazardous Materials........................................................................56
         4.19     Security Interests.........................................................................57
         4.20     Employment Agreements; Business Interruptions..............................................57
         4.21     Contract Warranties........................................................................57
         4.22     Compliance With Consumer Finance, Insurance and Travel Agency  Laws and
                  Regulations................................................................................58
         4.23     Solvency...................................................................................58

Article 5         AFFIRMATIVE COVENANTS......................................................................59

         5.1      Payment of Taxes and Other Potential Liens.................................................59
         5.2      Preservation of Existence..................................................................59
         5.3      Maintenance of Properties..................................................................59
         5.4      Maintenance of Insurance...................................................................59
         5.5      Compliance With Laws.......................................................................60
         5.6      Inspection and Audit Rights................................................................61
         5.7      Keeping of Records and Books of Account....................................................61
         5.8      Compliance With Agreements.................................................................61
         5.9      Use of Proceeds............................................................................61
         5.10     Hazardous Materials Laws...................................................................61
         5.11     Consumer Finance, Insurance and Travel Agency Regulations..................................62
         5.12     Further Assurances Re Contracts............................................................62

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

         5.13     Intercompany Notes; Additional Security Documentation......................................63
         5.14     Deposit Accounts...........................................................................63
         5.15     New Significant Subsidiaries...............................................................64
         5.16     Approved Hedge Agreement...................................................................64

Article 6         NEGATIVE COVENANTS.........................................................................65

         6.1      Prepayment of Indebtedness.................................................................65
         6.2      Disposition of Property....................................................................65
         6.3      Mergers....................................................................................65
         6.4      Hostile Tender Offers......................................................................65
         6.5      Distributions..............................................................................65
         6.6      ERISA......................................................................................66
         6.7      Change in Nature of Business...............................................................66
         6.8      Liens and Negative Pledges.................................................................66
         6.9      Indebtedness and Guaranty Obligations......................................................67
         6.10     Transactions with Shareholders and Affiliates..............................................68
         6.11     Operating Leases...........................................................................69
         6.12     Tangible Net Worth.........................................................................69
         6.13     Past Due Receivables Ratio.................................................................69
         6.14     Credit Loss Allowance Ratio................................................................69
         6.15     Interest Coverage Ratio....................................................................69
         6.16     Credit Loss/Net Chargeoff Percentage.......................................................69
         6.17     Leverage Ratio.............................................................................69
         6.18     Investments and Acquisitions...............................................................69
         6.19     New Venture Investments....................................................................70
         6.20     Subsidiary Indebtedness....................................................................71
         6.21     Change in Location of Chief Executive Offices and Assets...................................71
         6.22     Subordinated Obligations...................................................................71
         6.23     Use of Lenders' Name.......................................................................71
         6.24     Modifications of Intercompany Agreements...................................................71
         6.25     Amendment of Rewrite Policy................................................................71
         6.26     Change of Fiscal Periods...................................................................72

Article 7         INFORMATION AND REPORTING REQUIREMENTS.....................................................73

         7.1      Financial and Business Information.........................................................73
         7.2      Compliance Certificates....................................................................76

Article 8         CONDITIONS.................................................................................77

         8.1      Initial Advances, Etc......................................................................77
         8.2      Any Increasing Advance, Etc................................................................80
         8.3      Any Advance................................................................................80

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

Article 9         EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT.......................................82

         9.1      Events of Default..........................................................................82
         9.2      Remedies Upon Event of Default.............................................................84

Article 10        THE AGENT..................................................................................88

         10.1     Appointment and Authorization..............................................................88
         10.2     Agent and Affiliates.......................................................................88
         10.3     Proportionate Interest in any Collateral...................................................88
         10.4     Lenders' Credit Decisions..................................................................88
         10.5     Action by Agent............................................................................89
         10.6     Liability of Agent.........................................................................89
         10.7     Indemnification............................................................................91
         10.8     Successor Agent............................................................................91
         10.9     No Obligations of Borrower.................................................................92

Article 11        MISCELLANEOUS..............................................................................93

         11.1     Cumulative Remedies; No Waiver.............................................................93
         11.2     Amendments; Consents.......................................................................93
         11.3     Costs, Expenses and Taxes..................................................................94
         11.4     Nature of Lenders' Obligations.............................................................94
         11.5     Survival of Representations and Warranties.................................................95
         11.6     Notices....................................................................................95
         11.7     Execution of Loan Documents................................................................95
         11.8     Binding Effect; Assignment.................................................................95
         11.9     Right of Setoff............................................................................98
         11.10    Sharing of Setoffs.........................................................................98
         11.11    Indemnity by Borrower......................................................................98
         11.12    Nonliability of the Lenders...............................................................100
         11.13    No Third Parties Benefited................................................................100
         11.14    Confidentiality...........................................................................101
         11.15    Further Assurances........................................................................101
         11.16    Integration...............................................................................101
         11.17    Governing Law.............................................................................102
         11.18    Severability of Provisions................................................................102
         11.19    Headings..................................................................................102
         11.20    Time of the Essence.......................................................................102
         11.21    Foreign Lenders and Participants..........................................................102
         11.22    Hazardous Material Indemnity..............................................................102
         11.23    Removal of a Lender.......................................................................103
         11.24    Purported Oral Amendments.................................................................104

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

         11.25    Arbitration...............................................................................104




Exhibits
--------
A   -    Borrowing Base Certificate
B   -    Commitment Assignment and Acceptance
C   -    Compliance Certificate
D   -    Holdings Guaranty
E   -    Landlord's Waiver
F   -    Letter of Credit Agreement
G   -    Note
H   -    Opinion of Counsel
I   -    Pledge Agreement
J   -    Request for Letter of Credit
K   -    Request for Loan
L   -    Security Agreement
M   -    Subsidiary Guaranty
N   -    Trademark Collateral Assignment



Schedules
---------

1.1         Bank Commitments
4.1         Material Jurisdictions
4.2         Authority; Compliance
4.3         Governmental Approvals
4.4         Subsidiaries
4.7         Description of Real Property
4.8         Patents and Trademarks
4.10        Material Litigation
4.18        Environmental Matters
4.20        Employment Agreements; Business Interruptions
5.13        Material Locations
6.8         Existing Liens, Negative Pledges and Rights of Others
6.9         Existing Indebtedness and Guaranty Obligations
6.18        Existing Investments
6.21        Location of Chief Executive Offices and Assets


                            REVOLVING LOAN AGREEMENT

                            Dated as of June 13, 1997


         This REVOLVING LOAN AGREEMENT ("Agreement") is entered into by and among CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), each lender whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Lenders" and individually, a "Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Arranger (the "Agent").

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    Article 1
                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

                   "Acquisition" means any transaction, or any series of related transactions, by which Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, partnership, joint venture, limited liability company, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a corporation which have ordinary voting power for the election of directors or (c) acquires control of a 50% or more ownership interest in any partnership, limited liability company or joint venture.

                   "Adjustment Percentage" means, as of the last day of any Fiscal Month (the "Determination Date"), the result of (a) the difference (if positive) between (i) the amount of Average Annual Net Contracts attributable to the Borrowing Base Parties as of the Determination Date minus (ii) the aggregate Net Contracts of the Borrowing Base Parties as of the first day (the "Peg Date") of the twelve-month period ending on the Determination Date divided by (b) the amount specified in clause (ii). For purposes of illustration only, if, as of the Determination Date, the amount of Average Annual Net Contracts attributable to the Borrowing Base Parties is $100,000,000 and the aggregate amount of Net Contracts of the Borrowing Base Parties as of the Peg Date was $80,000,000, the Adjustment Percentage would be 25% (i.e., (i) $100,000,000 minus (ii) $80,000,000 equals (a) $20,000,000 divided by (b) $80,000,000, equals
          25%).

                   "Advance" means any advance made or to be made by any Lender to Borrower as provided in Article 2, and includes each Alternate Base Rate Advance, Eurodollar Rate Advance and Swing Line Advance.

                   "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the ownership interests of any limited liability company that has more than 100 record holders of such interests, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to control such corporation, partnership or other Person. Notwithstanding the foregoing, for purposes of this Agreement, none of Wells Fargo & Company, Wells Fargo or any of their respective Subsidiaries shall be deemed an "Affiliate" of West Coast or any Loan Party despite Wells Fargo & Company's ownership of certain limited partnership interests in West Coast and equity interests in Holdings.

                   "Agent" means Wells Fargo Bank, National Association, when acting in its capacity as the Agent under any of the Loan Documents, or any successor Agent.

                   "Agent's Office" means the Agent's address as set forth on the signature pages of this Agreement, or such other address as the Agent hereafter may designate by written notice to Borrower and the Lenders.

                   "Aggregate Effective Amount" means, as of any date of determination and with respect to all Letters of Credit then outstanding, the sum of (a) the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Bank plus (b) the aggregate amounts paid by the Issuing Bank under such Letters of Credit not then reimbursed to the Issuing Bank by Borrower pursuant to
          Section 2.4(c) and not the subject of one or more Advances made pursuant to Section 2.4(d).

                   "Agreement" means this Revolving Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                   "Agreement to Transfer Business Operations" means that certain Agreement to Transfer Automobile Business Operations dated as of July 31, 1996 by and among Parent, Central Consumer, Borrower and Central Auto.



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

                   "Alternate Base Rate" means, as of any date of determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

                   "Alternate Base Rate Advance" means an Advance made hereunder that bears interest determined in relation to the Alternate Base Rate.

                   "Alternate Base Rate Loan" means a loan made hereunder that bears interest in relation to the Alternate Base Rate.

                  "Alternate Base Rate Margin" means 7/8 of 1% (87.5 basis points) per annum.

                   "Arranger" means Wells Fargo, acting in its capacity as the Arranger for the credit facilities described in this Agreement.

                   "Auto Contract" means any present or future written consumer automobile installment sales contract owned by Borrower or any of its Subsidiaries that (a) evidences an installment sale of a used automobile by Parent, Borrower or any of their Subsidiaries to a Debtor in the ordinary course of business of such Person and (b) is included in the books and records of Borrower and its Subsidiaries as part of the "Automobile Finance Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                   "Available Cash Flow" means, with respect to any fiscal period, the sum of (a) Net Income after taxes for that period plus (b) any extraordinary loss reflected in such Net Income minus (c) any extraordinary gain reflected in such Net Income plus (d) depreciation and amortization expense for that period plus (e) any other non-Cash charges expensed during that period (excluding, however, any and all provision for credit losses made during that period) plus (f) Interest Expense for that period minus (g) the aggregate Capital Expenditures made in the ordinary course of business during that period, in each case as determined in accordance with GAAP and, in the case of items
          (d), (e) and (f), only to the extent deducted in the determination of Net Income for that period.

                   "Average Annual Net Contracts" means, of the last day of each Fiscal Month, the average aggregate amount of Net Contracts as of the last day of each of the Fiscal Months comprising the twelve-month period ending on such date.

                   "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or Friday, other than a day on which Lenders are authorized or required to be closed in California or New York.

                  "Borrower" means Central Financial Acceptance Corporation, a Delaware corporation.

                   "Borrowing Base" means, as of any date of determination, an amount determined by the Agent based on the most recent Borrowing Base Certificate to be equal to the product of (a) Net Unpaid Balances of Eligible Contracts, less the then applicable amount of Reserves, if any, multiplied by (b) seventy-five percent (75%); provided, however, that (i) the maximum total amount owing (as opposed to the Net Unpaid Balance) on Auto Contracts included as Eligible Contracts in clause
          (a) shall not exceed $10,000,000, (ii) so long as Premium Finance is a Borrowing Base Subsidiary, no more than 10% of the Eligible Contracts included in clause (a) shall constitute Insurance Premium Contracts and (iii) if on such date the most recent Borrowing Base Certificate is as of a date more than 45 days from such date, Borrowing Base shall mean such amount as may be determined by the Agent in its sole discretion.

                   "Borrowing Base Certificate" means a Borrowing Base Certificate in the form of Exhibit A, properly completed and executed by a Senior Officer of Borrower.

                  "Borrowing Base Parties" means, collectively, Borrower and the Borrowing Base Subsidiaries.

                   "Borrowing Base Subsidiaries" means, collectively, Central Installment, Central Consumer, and subject to Section 6.7, Premium Finance, together with such other Significant Subsidiaries, if any, approved by the Agent and the Requisite Lenders in writing for inclusion as Borrowing Base Subsidiaries for purposes of the Loan Documents.

                   "Capital Expenditure" means any expenditure that is considered a capital expenditure under GAAP, including any amount which is required to be treated as an asset subject to a Capital Lease Obligation.

                   "Capital Lease Obligations" means all monetary obligations of a Person as lessee under any leasing or similar arrangement which, in accordance with GAAP, are required to be capitalized on the books of such Person.

                   "Cash" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied.

                   "Cash Equivalents" means, when used in connection with any Person, that Person's Investments in:

                  (a) Government Securities due within one year after the date of the making of the Investment;

                  (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year from the making of the Investment;

                  (c) readily marketable direct obligations of any political subdivision of any State of the United States of America or any public agency or instrumentality thereof, or any corporation doing business and incorporated under the Laws of any State of the United States of America, fully backed by a letter of credit issued by a commercial bank with a credit rating on the date of the Investment of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case subject to repricing not less frequently than every seven days and to an obligation on the part of the issuing bank to repurchase the same at these repricing points;

                  (d) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any Lender or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment; and

                  (e) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment.

         "Cash Interest Expense" means Interest Expense that is paid or currently payable in Cash.

         "Central Auto" means Central Auto Sales, Inc., a California corporation and a wholly-owned Subsidiary of Borrower.

         "Central Consumer" means Central Consumer Finance Company, a Delaware corporation and wholly-owned Subsidiary of Borrower.

         "Central Installment" means Central Installment Credit Corporation, a California corporation and a wholly-owned Subsidiary of Borrower.

         "Centravel" means Centravel Inc., a California corporation and a wholly-owned Subsidiary of Borrower.

         "Certificate" means a certificate signed by a Senior Officer or Responsible Official (as applicable) of the Person providing the certificate, signed on behalf of such Person.

                   "Change in Control Event" means any transaction or series of related transactions (a) in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% or more of the outstanding capital stock of Borrower entitled to vote for the election of directors ("Voting Stock"), (b) in which any such Unrelated Person or Unrelated Persons acting in concert acquire beneficial ownership of 20% or more of the Voting Stock subsequent to the Closing Date and (i) immediately after the first election for the board of directors of Borrower subsequent to such acquisition, individuals who prior to such election were directors of Borrower and those individuals nominated as new directors by the current directors do not constitute 50% or more of the board of directors of Borrower or
          (ii) if the terms of all directors of Borrower do not expire at the date of such first election, then immediately after the second election for the board of directors of Borrower subsequent to such acquisition, individuals who prior to such first election were directors of Borrower and those individuals elected at such first election who were nominated by such directors together with those individuals appointed by the then directors and those individuals nominated as new directors by the then directors, do not constitute 50% or more of the board of directors of Borrower, (c) resulting in Borrower no longer owning or controlling (as such term is defined in the definition of "Affiliate"), directly or indirectly, at any time, one hundred percent (100%) of the voting power of issued and outstanding capital stock of any Significant Subsidiary, or (d) constituting a "change of control" or other similar occurrence under documentation evidencing or governing any Indebtedness of Borrower of $500,000 or more which results in an obligation of Borrower to prepay, purchase, offer to purchase, redeem or defease such Indebtedness. For purposes of the foregoing, the term "Unrelated Person" means any Person other than (A) Gary M. Cypres or a Person with which Gary M. Cypres is affiliated or associated, within the meanings of such terms under the Securities and Exchange Act of 1934, as amended, (B) West Coast or (C) a Subsidiary of West Coast.

                   "Closing Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived. The Agent shall notify Borrower and the Lenders of the date that is the Closing Date.

                   "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

                  "Collateral" means all of the collateral covered by the Collateral Documents.

                   "Collateral Documents" means, collectively, the Security Agreement, the Pledge Agreement, the Trademark Collateral Assignment and any other security agreement, pledge agreement, collateral assignment, deed of trust, mortgage or other collateral security agreement hereafter executed and delivered by Borrower or any other Person to secure the Obligations.

                  "Commercial Code" means the Uniform Commercial Code as adopted in the State of California.

                   "Commitment Assignment and Acceptance" means a commitment assignment and acceptance substantially in the form of Exhibit B.

                   "Commitment" means subject to Section 2.6, $100,000,000. The respective Pro Rata Shares of the Lenders with respect to the Commitment are set forth in Schedule 1.1.

                   "Compliance Certificate" means a compliance certificate in the form of Exhibit C, properly completed and signed by a Senior Officer of Borrower, on behalf of Borrower.

                   "Consumer Product Contract" means any present or future written consumer credit agreement, installment contract, installment contract, chattel paper or any other document of a similar nature owned by Borrower or any of its Subsidiaries that (a) arises out of the sale of goods by Parent, Borrower or any of their Subsidiaries to a Debtor in the ordinary course of business of such Person, (b) evidences an obligation of a Debtor to pay Borrower or any of its Subsidiaries (directly or as assignee of the seller) for such purchased goods and (c) is included in the books and records of Borrower and its Subsidiaries as part of the "Consumer Product Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                   "Contracts" means, collectively, all present and future Auto Contracts, Consumer Product Contracts, Independent Retail Contracts, Insurance Premium Contracts, Small Loan Contracts, and Travel Contracts that have been or will be assigned or pledged to the Agent as security for payment and performance of the Obligations.

                   "Contractual Obligation" means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

                   "Credit Loss Allowance Ratio" means, as of the last day of each Fiscal Month, the ratio of (a) the aggregate allowance for credit losses maintained by Borrower and its Subsidiaries (without duplication) as of such date to (b) Average Annual Net Contracts as of such date, in each case as determined in accordance with GAAP, consistently applied, and otherwise in a manner consistent with the past practices of Borrower and its Subsidiaries.

                   "Credit Loss/Net Chargeoff Percentage" means, as of any date of determination, the ratio (expressed as a percentage) of (a) the aggregate provision for credit losses made by the Borrowing Base Parties (without duplication) for the twelve-Fiscal Month period ending on (or, if applicable, immediately prior to) such date divided by (b) the actual Net Chargeoffs made by the Borrowing Base Parties (without duplication) for such period, in each case as calculated in accordance with GAAP, consistently applied, and otherwise in a manner consistent with the past practices of the Borrowing Base Parties.

                   "Debtor" means the Person or Persons obligated on a Contract.

                   "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservator ship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

                   "Default" means any event that, with the giving of any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

                  "Default Rate" means the interest rate prescribed in Section 3.8.

                   "Deposit Account Agreement" means a deposit account agreement executed by Borrower or any of the Significant Subsidiaries and a financial institution with which it maintains deposit accounts, pursuant to which such financial institution acknowledges the Lien of the Agent in such deposit accounts, which agreement shall be in form and substance satisfactory to the Agent.

                   "Designated Deposit Account" means a deposit account to be maintained by Borrower with Wells Fargo, as from time to time designated by Borrower by written notification to the Agent.

                   "Designated Eurodollar Market" means, with respect to any Eurodollar Rate Loan, (a) the London Eurodollar Market, or (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Agent determines in good faith that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Lenders for deposits of Dollars in the London Eurodollar Market, such other Eurodollar Market as may from time to time be selected by the Agent with the approval of Borrower and the Requisite Lenders.

                  "Disposition" means the sale, transfer, lease or other disposition ("Transfer") of any asset of any Person other than (a) a Transfer of Cash, Cash Equivalents, inventory or other assets in the ordinary course of business of such Person on terms such Person reasonably believes are fair market terms, (b) a Transfer of equipment where substan tially similar equipment in replacement thereof has theretofore been acquired, or thereafter within 90 days is acquired, by such Person or where such Person determines in good faith that the failure to replace such equipment will not be detrimental to its business, (c) a Transfer of Property that is no longer required for the conduct of such Person's business, provided any such Transfer is on fair market terms and conditions, (d) a Transfer to Borrower or any Significant Subsidiary, and (e) a Transfer which constitutes a permitted Investment pursuant to Section 6.18 or constitutes the liquidation of any such permitted Investment.

                  "Disqualified Stock" means any capital stock, warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible, or exchangeable, for capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

                   "Distribution" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by a Person, (i) the retirement, redemption, purchase, or other acquisition for Cash or for Property by such Person of any such security, (ii) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property on or with respect to any such security, (iii) any Investment by such Person in the holder of 5% or more of any such security if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (iv) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such security.

                  "Dollars" or "$" means United States dollars.

                  "Domestic Subsidiaries" means all Subsidiaries of Borrower that are not Foreign Subsidiaries.

                  "Eligible Assignee" means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) any commercial bank having a combined capital and surplus of $250,000,000 or more, (d) any
         (i) savings bank, savings and loan association or similar financial institution or (ii) insurance company engaged in the business of writing insurance which, in either case (A) has a net worth of $250,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to those extended under this Agreement and (C) is operationally and procedurally able to meet the obligations of a Lender hereunder to the same degree as a commercial bank and (e) any other financial institution (including a mutual fund or other fund) having total assets of $250,000,000 or more which meets the requirements set forth in subclauses (B) and (C) of clause (d) above; provided that each Eligible Assignee must either (I) be organized under the Laws of the United States of America, any State thereof or the District of Columbia or
         (II) be organized under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, and (a) act hereunder through a branch, agency or funding office located in the United States of America, (b) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 11.21.

                  "Eligible Contract" means any Contract owned by a Borrowing Base Party that (a) constitutes the legal, valid and binding agreement of the Debtor named thereon, is enforceable in accordance with its terms and upon which such Borrowing Base Party's right to receive payment is absolute and not contingent upon the fulfillment of any condition, (b) is owned by such Borrowing Base Party free of all Liens and Rights of Others, except for Liens in favor of the Agent, (c) is subject to a first priority perfected Lien in favor of the Agent and
         (d), in the reasonable judgment of the Agent (from the perspective of a secured lender) meets acceptable standards as to creditworthiness of Debtors, adequacy of security interests, disclosures, documentation, or any other matter; provided, however, that in no event shall any of the following constitute an Eligible Contract:

                          (i) (A) any Contract (other than an Insurance Premium
                   Contract) with respect to which any payment is more than sixty (60) days past due, and (B) any Insurance Premium Contract with respect to which any payment is more than twenty-five (25) days past due;

                          (ii) any Contract with respect to which the applicable
                   Borrowing Base Party does not have a first priority and only security interest in the Property, if any, serving (or intended to serve) as collateral for such Contract;

                          (iii) any Contract for which there exists any right of
                   setoff, defense or discount or for which any defense or counterclaim has been asserted;

                           (iv) any Contract that represents an obligation of a
                  Debtor located in a foreign country;

                           (v) that portion of any Insurance Premium Contract,
                  Small Loan Contract or Travel Contract from a Debtor that represents the amount by which the Borrowing Base Parties' total Insurance Premium Contracts, Small Loan Contracts or Travel Contracts (as applicable) from such Debtor exceeds $2,000.00;

                           (vi) that portion of any Consumer Product Contract or
                  Independent Retail Contract from a Debtor that represents the amount by which the Borrowing Base Parties' total Consumer Product Contracts or Independent Retail Contracts (as applicable) from such Debtor exceeds $6,000.00;

                          (vii) that portion of any Auto Contract from a Debtor
                   that represents the amount by which the Borrowing Base Parties' total Auto Contracts from such Debtor exceeds $8,000.00;

                          (viii) any Contract that is not a revolving credit
                   agreement or an Auto Contract with an original term or an original amortization schedule in excess of two (2) years;

                          (ix) any Auto Contract with an original term or an
                   original principal amortization schedule in excess of forty-two (42) months;

                          (x)     any Rewritten Contract; and

                          (xi) any Insurance Premium Contract with respect to
                   which (A) the subject insurance carrier receiving payment of the financed premium is not rated "B" or better by "A.M. Best's Insurance Reports" or (B) any receivable (whether as a return or refund (in whole or in part) of premium paid or as payment on account of covered loss or injury) owing by the subject insurance carrier is more than sixty (60) days past due.

          The Agent shall provide prompt oral or written notice to Borrower (on behalf of all Borrowing Base Parties) of the rejection of any Contract as an Eligible Contract and the reason for such rejection.

                   "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

                   "Eurodollar Banking Day" means any Banking Day on which dealings in Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

                   "Eurodollar Base Rate" means, with respect to any Eurodollar Rate Loan, the interest rate per annum (rounded upward, if necessary, to the next 1/16 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Lender to prime banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Advance made by the Eurodollar Reference Lender with respect to such Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period. The determination of the Eurodollar Base Rate by the Agent shall be conclusive in the absence of manifest error.

                   "Eurodollar Lending Office" means, as to each Lender, its office or branch so designated by written notice to Borrower and the Agent as its Eurodollar Lending Office.


          If no Eurodollar Lending Office is designated by a Lender, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

                   "Eurodollar Market" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

                  "Eurodollar Obligations" means eurocurrency liabilities, as defined in Regulation D.

                  "Eurodollar Period" means, as to each Eurodollar Rate Loan, the period commencing on the date specified by Borrower pursuant to
         Section 2.1(c) and ending 1, 2, 3 or 6 months (or, with the written consent of all of the Lenders any other period) thereafter, as specified by Borrower in the applicable Request for Loan; provided that:

                  (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

                  (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day; and

                  (c) No Eurodollar Period shall extend beyond the Maturity
         Date.

                   "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan an interest rate per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) determined pursuant to the following formula:

                   Eurodollar            Eurodollar Base Rate
                     Rate          =     1.00 - Eurodollar Reserve
                     ----          -     -------------------------
                                         Percentage

                   "Eurodollar Rate Advance" means an Advance made hereunder that bears interest determined in relation to the Eurodollar Rate.

                  "Eurodollar Rate Loan" means a Loan made hereunder that bears interest in relation to the Eurodollar Rate.

                   "Eurodollar Reference Lender" means Wells Fargo.

                  "Eurodollar Rate Margin" means 2 1/4% (225 basis points) per annum.

                   "Eurodollar Reserve Percentage" means, with respect to any Eurodollar Rate Loan, the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/16th of 1%) in effect on the date the Eurodollar Base Rate for that Eurodollar Rate Advance is determined (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") having a term comparable to the Eurodollar Period for such Eurodollar Rate Loan. The determination by the Agent of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.

                  "Event of Default" shall have the meaning provided in Section 9.1.

         "Excluded Taxes" shall have the meaning provided in Section 3.7(a)(1).

                  "Facility Usage" means, as of any date of determination, the sum of (a) the aggregate principal Indebtedness then outstanding under the Notes plus (b) the Aggregate Effective Amount of all outstanding Letters of Credit plus (c) the Swing Line Outstandings.

                  "Federal Funds Rate" means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m.

         Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Agent. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

                   "Financing Agreement" means that certain Financing Agreement dated as of June 24, 1996, as amended by that certain Amendment One to Financing Agreement dated as of July 1, 1996, among Central Installment, Parent, Central Ram, Inc. and Holdings pertaining to, among other things, the sale of Contracts by Parent to Central Installment and the sale of Contracts by Central Ram, Inc. to Central Installment.

                   "Fiscal Month" means the fiscal month of Borrower consisting of a calendar month ending on the last day of that month.

                   "Fiscal Quarter" means the fiscal quarter of Borrower consisting of a three-month fiscal period ending on each March 31, June 30, September 30 and December 31.

                   "Fiscal Year" means the fiscal year of Borrower consisting of a twelve-month period ending on each December 31.

                   "Foreign Subsidiaries" means all Subsidiaries of Borrower organized under the Laws of a country other than the United States of America. For purposes of the Loan Documents, a Subsidiary organized under the Laws of a territory (but not a State) of the United States of America (including Puerto Rico, Guam and the U.S. Virgin Islands) shall be a Foreign Subsidiary.

                   "GAAP" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

                   "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

                   "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court or administrative tribunal of competent jurisdiction.

                  "Guaranties" means, collectively, the Holdings Guaranty and Subsidiary Guaranty.

                   "Guarantors" means, collectively, Holdings, the Significant Subsidiaries and any other Person who executes and delivers a guaranty in favor of the Agent or the Lenders in respect of the Obligations.

                   "Guaranty Obligation" means, as to any Person, any (a) direct or indirect guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person, including any endorsement (other than for collection or deposit in the ordinary course of business), co-making or sale with recourse of the obligations of any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

                   "Hazardous Materials" means oil or petrochemical products, poly-chlorinated biphenyl, asbestos, urea formaldehyde, flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including any substances considered "hazardous substances," "hazardous wastes," "hazardous materials," "infectious wastes", "pollutant substances", "solid waste" or "toxic substances" under any Hazardous Materials Laws.

                   "Hazardous Materials Laws" means all Laws pertaining to the treatment, transportation or disposal of Hazardous Materials on or about any Real Property owned or leased by Borrower or any Subsidiary thereof or any of their respective Affiliates, or any portion thereof, including without limitation the following: the Federal Water Pollution Control Act (33 U.S.C. Section 1251, et seq.), the Federal Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) and the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, as amended (44 U.S.C.
          Section 1801, et seq.), the Toxic Substances Control Act, 15 U.S.C.
          Section 2601 et seq., the California Health and Safety Code (Section 25100, et seq.), the California Water Code and the California Administrative Code, in each case as such Laws are amended from time to time.

                   "Hedge Agreement" means a written agreement between Borrower and one or more financial institutions reasonably acceptable to the Agent and the Requisite Lenders providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

                  "Holdings" means Banner Holdings, Inc., a Delaware corporation.

                   "Holdings Guaranty" means the guaranty of the Obligations executed by Holdings, substantially in the form of Exhibit D, either as originally executed or as the same may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                   "Indebtedness" means, as to any Person (without duplication),
          (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of Property or services (excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms), including any Guaranty Obligation for any such indebtedness, (b) indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the value of such assets (or the amount of such indebtedness, if less), (c) Capital Lease Obligations of such Person,
          (d) indebtedness of such Person arising under acceptance facilities or under facilities for the discount or sale of accounts receiv able of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any obligations of such Person under a Hedge Agreement.

                   "Indemnification Agreements" means, collectively, (a) the Indemnification Agreement dated as of June 24, 1996 by and among Borrower, Parent and Holdings, and (b) the Indemnification Agreement dated as of June 24, 1996 between Borrower and Holdings.

                   "Independent Retail Contract" means any present or future written consumer installment contract, chattel paper or any other document of a similar nature owned by Borrower or any of its Subsidiaries that (a) arises out of the sale of goods by a Person that is not Parent or Borrower or a Subsidiary thereof in the ordinary course of business to a Debtor for personal, family or household purposes, (b) evidences an obligation of a Debtor to pay Borrower or any of its Subsidiaries (as assignee of the seller third Person) for such purchased goods, and (c) is included in the books and records of Borrower and its Subsidiaries as part of the "Independent Retail Finance Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                   "Insignificant Subsidiary" means, as of any date of determination, a Subsidiary of Borrower that had on the last day of the Fiscal Quarter then most recently ended total assets (excluding goodwill and intercompany Indebtedness owing from Borrower or any of the Significant Subsidiaries) with a book value of less than $300,000, with such book value determined in accordance with GAAP.

                  "Insurance Premium Contract" means any present or future written consumer credit agreement owned by Borrower or any of its Subsidiaries that (a) evidences a loan made by Premium Finance in the ordinary course of Premium Finance's business to a Debtor to finance such Debtor's payment of one or more insurance premiums and (b) is included in the books and records of Borrower and its Subsidiaries as part of the "Insurance Premium Finance Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                   "Intangible Assets" means assets that are considered intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks and patents.

                   "Intercompany Agreements" means, collectively, the Agreement to Transfer Business Operations, Financing Agreement, Indemnification Agreements, Operating Agreement, Option Agreement, Tax Sharing Agreement, and any and all other present and future agreements and arrangements by and among Borrower or any of its Subsidiaries and Parent or any of its Subsidiaries and/or Holdings of any of its Subsidiaries, in each case, either as originally executed or as the same may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                   "Intercompany Notes" means, collectively, the intercompany promissory notes required pursuant to Section 5.13.

                   "Interest Charges" means, as of the last day of any fiscal period, the sum of (a) Cash Interest Expense for that fiscal period plus (b) all interest currently payable in Cash incurred during that fiscal period which is capitalized under GAAP.

                   "Interest Coverage Ratio" means, as of the last day of each Fiscal Quarter, the ratio of (a) Available Cash Flow for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters to (b) Interest Charges of Borrower and its Subsidiaries for that fiscal period.

                   "Interest Differential" means, with respect to any prepayment of a Eurodollar Rate Loan on a day other than the last day of the applicable Eurodollar Period and with respect to any failure to borrow a Eurodollar Rate Loan on the date or in the amount specified in any Request for Loan, (a) the per annum interest rate payable (or, with respect to a failure to borrow, the interest rate which would have been payable) pursuant to Section 3.1(c) with respect to the Eurodollar Rate Loan minus (b) the Eurodollar Rate on, or as near as practicable to the date of the prepayment or failure to borrow for a Eurodollar Rate Loan with a Eurodollar Period commencing on such date and ending on the last day of the Eurodollar Period of the Eurodollar Rate Loan so prepaid or which would have been borrowed on such date.

                  "Interest Expense" means, with respect to any fiscal period, the sum of (a) all interest, fees, charges and related expenses paid or payable (without duplication) by Borrower and its Subsidiaries for that fiscal period to a lender or seller in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP, plus
         (b) the portion of rent paid or payable (without duplication) by Borrower and its Subsidiaries for that fiscal period under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13, in each case as determined in accordance with GAAP, consistently applied.

                  "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment.

                   "Investment Expenditures" means, for any period, the sum of
          (a) the aggregate amount of Investments consisting of Acquisitions made by Borrower and its Subsidiaries during that period plus (b), to the extent not included in clause (a), the aggregate amount of New Venture Investments made by Borrower and its Subsidiaries during that period.

                   "Issuing Bank" means Wells Fargo, when acting in its capacity as Issuing Bank under any of the Loan Documents (including such other Persons that may act as agent for and on behalf of Wells Fargo) or any successor Issuing Bank.

                   "Landlord's Waiver" means a landlord waiver and consent substantially in the form of Exhibit E.

                   "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

                   "Letter of Credit Agreement" means the application and agreement for commercial and standby letters of credit to be executed by Borrower, in the form of Exhibit F, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                   "Letters of Credit" means any of the commercial or standby letters of credit issued by the Issuing Bank under the Commitment pursuant to Section 2.4, either as originally issued or as the same may be supplemented, modified, amended, extended, restated or supplanted.

                   "Leverage Ratio" means, as of any date of determination, the ratio of (a) Senior Funded Debt on that date to (b) Tangible Net Worth on that date.

                   "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

                   "Loan Documents" means, collectively, this Agreement, the Notes, the Collateral Documents, the Swing Line Documents, the Letter of Credit Agreement, the Guaranties, any Request for Loan, any Request for Letter of Credit (and any corresponding application and/or reimbursement agreement with respect to any Letter of Credit), any Borrowing Base Certificate, any Compliance Certificate and any other agreements of any type or nature hereafter executed and delivered by any of the Loan Parties or any Affiliates thereof to the Agent or to any Lender in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                  "Loan Parties" means, collectively, Borrower, the Guarantors and Parent.

                   "Margin Stock" means "margin stock" as such term is defined in Regulation G or U.

                   "Material Adverse Effect" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), business operations or prospects of Borrower and its Subsidiaries, taken as a whole, or (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower and its Subsidiaries, taken as a whole, to perform the Obligations.

                   "Material Location" means (a) any of the premises described on Schedule 5.13 and (b) any other premises not owned by a Borrowing Base Party at which Collateral having an aggregate fair market value (as reasonably determined by the Agent) in excess of $1,000,000 is at any time located.

                   "Maturity Date" means June 12, 2000.

                   "Maximum Credit Amount" means, as of any date of determination the lesser of (a) the then applicable Borrowing Base and
          (b) the then applicable Commitment.

                   "Minimum Credit Loss/Net Chargeoff Percentage" means, as of the last day of any Fiscal Month, the sum of (a) 100% plus (b) the Adjustment Percentage.

                   "Monthly Payment Date" means July 1, 1997 and the first day of each calendar month thereafter through and including the Maturity Date.

                   "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA.

                   "Negative Pledge" means a Contractual Obligation that contains a covenant binding on Borrower or any of its Subsidiaries that prohibits Liens on any such Person's Property, other than (a) any such covenant contained in a Contractual Obligation granting a Lien permitted under Section 6.8 which affects only the Property that is the subject of such permitted Lien and (b) any such covenant that does not apply to Liens securing the Obligations.

                   "Net Chargeoffs" means for any fiscal period and with respect to the Contracts, the sum of (a) the aggregate actual chargeoffs for such period minus (b) the aggregate amount of unearned interest and finance charges included in such chargeoffs minus (c) Cash recoveries made during such period, in each case as calculated in accordance with GAAP, consistently applied and otherwise in a manner consistent with the past practices of Borrower and its Subsidiaries.

                   "Net Contracts" means the total amount owed to Borrower and its Subsidiaries under Contracts less all deferred interest or finance charges thereon, in each case as determined in accordance with GAAP, consistently applied and otherwise in a manner consistent with the past practices of Borrower and its Subsidiaries.

                   "Net Income" means, with respect to any fiscal period, the consolidated net income of Borrower and its Subsidiaries for that period, determined in accordance with GAAP.

                   "New Venture" means a business or other enterprise reasonably related to the sale or lease of consumer products or the provision of consumer financing or other consumer-related services, which business or other enterprise is to be entered into or otherwise acquired by Borrower or any of its Subsidiaries (or by a Person in which Borrower or any of its Subsidiaries holds an Investment) after the Closing Date.

                   "New Venture Investment" means any Investment by Borrower or any of its Subsidiaries in a New Venture.

                   "Net Unpaid Balances" means, as of any date of determination, the aggregate amount owing to the Borrowing Base Parties on the Eligible Contracts on such date less (a) all unearned interest or finance charges thereon as of such date and (b) unearned insurance premiums as of such date.

                   "Note" means the promissory note made by Borrower to a Lender evidencing the Advances under that Lender's Pro Rata Share of the Commitment, substantially in the form of Exhibit G, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                   "Obligations" means all present and future obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to the Agent, the Issuing Bank, the Swing Line Lender or the Lenders or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of per formance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against any Loan Party or any Subsidiary or Affiliate of any Loan Party.

                   "Operating Agreement" means that certain Operating Agreement dated as of June 24, 1996 among Borrower, Parent and Holdings pertaining to, among other things, the allocation of certain business opportunities among such parties and intercompany services relating to the operations of such parties.

                   "Opinion of Counsel" means the favorable written legal opinion of Manatt, Phelps & Phillips, LLP, special counsel to the Loan Parties, substantially in the form of Exhibit H, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

                   "Option Agreement" means that certain Option Agreement dated as of June 24, 1996, among Borrower, Parent and Holdings, pursuant to which Holdings granted Borrower an option to acquire all shares of capital stock of Parent owned by Holdings.

                   "Parent" means Banner's Central Electric, Inc., a California corporation and parent corporation of Borrower.

                   "Party" means any Person other than the Agent and the Lenders, which now or hereafter is a party to any of the Loan Documents.

                   "Past Due Receivables Ratio" means, as of the last day of each Fiscal Month, the ratio of (a) the total amount owing to Borrower and its Subsidiaries under each Contract in which any payment is more than sixty (60) days past due as of such date to (b) the total amount owing under all Contracts of Borrower and its Subsidiaries.

                   "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

                  "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by Borrower or any of its Subsidiaries or to which Borrower or any of its Subsidiaries contributes or has an obligation to contribute.

                   "Permitted Encumbrances" means:

                  (a) Inchoate Liens incident to construction on or maintenance of Real Property; or Liens incident to construction on or maintenance of Real Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable
         Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Real Property is subject to a material risk of loss or forfeiture;

                  (b) Liens for taxes and assessments on Real Property which are not yet delinquent; or Liens for taxes and assessments on Real Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Real Property is subject to a material risk of loss or forfeiture;

                  (c) minor defects and irregularities in title to any Real Property which in the aggregate do not materially impair the fair market value or use of the Real Property for the purposes for which it is or may reasonably be expected to be held;

                  (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like pur poses affecting Real Property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such Real Property for the purposes for which it is or may reasonably be expected to be held;

                  (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property affecting Real Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                  (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Real Property;

                  (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

                  (h) present or future zoning laws and ordinances or other Laws and ordinances restricting the occupancy, use, or enjoyment of Real Property;

                  (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations that are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

                  (j) covenants, conditions, and restrictions affecting the use of Real Property that in the aggregate do not materially impair the fair market value or use of the Real Property for the purposes for which it is or may reasonably be expected to be held;

                  (k) rights of tenants under leases and rental agreements covering Real Property entered into in the ordinary course of business of the Person owning such Real Property;

                  (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments there under which are not currently dischargeable;

                  (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Borrower or any of its Subsidiaries is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

                  (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor) in the ordinary course of business;

                  (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

                  (p) Liens consisting of deposits of Property to secure statutory obligations of Borrower or any of its Subsidiaries in the ordinary course of its business;

                  (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, performance, appeal or customs bonds in proceedings to which Borrower or any of its Subsidiaries is a party in the ordinary course of its business; and

                  (r) Liens created by or resulting from any litigation or legal proceeding involving Borrower or any of its Subsidiaries in the ordinary course of its business which is currently being contested in good faith by appropriate proceedings, provided that adequate reserves have been set aside to the extent required by GAAP and no material Property is subject to a material risk of loss or forfeiture.

                  "Permitted Right of Others" means a Right of Others consisting of (a) an interest (other than a legal or equitable co-ownership interest and an option or right to acquire a legal or equitable co-ownership interest) that does not materially impair the value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity, (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business, and (e) any interest, option or right of Borrower or any of its Subsidiaries.

                  "Person" means any individual or entity, including a trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

                  "Pledge Agreement" means the pledge agreement to be executed and delivered by Holdings, Parent, Borrower and the Significant Subsidiaries, in the form of

         Exhibit I, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                  "Pledged Collateral" means (a) the certificates evidencing (i) all of the shares of capital stock held by Holdings in Parent, (ii) all of the shares of capital stock held by Parent in Borrower, (iii) all of the shares of capital stock held by Borrower or any Significant Subsidiary in all Domestic Subsidiaries and (iv) 65% of the shares of capital stock held by Borrower or any Significant Subsidiary in all Foreign Subsidiaries and (b) any and all present and future Intercompany Notes other than Intercompany Notes payable solely to a Foreign Subsidiary.

                  "Premium Finance" means Central Premium Finance Company, a California corporation and a wholly-owned Subsidiary of Borrower.

                  "Prior Credit Facilities" means, collectively, the credit facilities evidenced by or otherwise the subject of (a) that certain Third Amended and Restated Loan Agreement dated as of June 24, 1996, as amended, among Central Installment, as "Borrower", Parent as "Guarantor", the "Banks" party thereto, and Bank of America National Trust and Savings Association as "Agent," and (b) that certain Credit Agreement dated as of December 14, 1993, as amended, between Central Consumer and Wells Fargo.

                   "Prime Rate" means at any time the rate of interest most recently announced within Wells Fargo at its principal office in San Francisco, California as its Prime Rate, with the understanding that Wells Fargo's Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                  "Projections" means the financial projections of Borrower and its Subsidiaries heretofore distributed by or on behalf of Borrower to the Lenders, a true and correct copy of which is attached to the Certificate of Senior Officer described in Section 8.1(a)(14).

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Pro Rata Share" means, with respect to each Lender, the percentage of the Commitment set forth opposite the name of that Lender on Schedule 1.1.

                  "Quarterly Payment Date" means each January 1, April 1, July 1 and October 1.

                  "Real Property" means, as of any date of determination, all real Property then or theretofore owned, leased or occupied by Borrower or any Subsidiary of Borrower.

                  "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

                  "Regulations G, T, U and X" means Regulations G, T, U and X, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

                  "Request for Letter of Credit" means a written request for a Letter of Credit substantially in the form of Exhibit J, accompanied by the customary form of letter of credit application and reimbursement agreement used by the Issuing Bank,, in each case signed by a Senior Officer of Borrower, on behalf of Borrower, and properly completed to provide all information required to be included therein.

                   "Request for Loan" means a written request for a Loan substantially in the form of Exhibit K, signed by a Senior Officer of Borrower, on behalf of Borrower, and properly completed to provide all information required to be included therein.

                  "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "Requisite Lenders" means, (a) as of any date of determination if the Commitment is then in effect, Lenders having in the aggregate at least 662/3% of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes and/or Letters of Credit outstanding, Lenders holding Notes and/or Letters of Credit evidencing in the aggregate at least 662/3% of the then applicable Facility Usage.

                  "Reserves" means, as of any date of determination, any and all reserves against the Net Unpaid Balances of Eligible Contracts established by the Agent in its reasonable (from the perspective of a secured lender) judgment; provided, however, that the Agent shall provide not less than thirty (30) days advance written notice of any change in, or establishment of, any such reserves and the reason for such change or establishment.

                  "Responsible Official" means (a) when used with reference to a Person other than an individual, any (i) corporate officer of such Person, (ii) manager of any such Person that is a limited liability company, (iii) general partner of such Person, (iv) corporate officer of a corporate general partner of such Person, (v) corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or (vi) any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person.

                  "Rewrite Policy" means, as applicable, the policy of Borrower or any of its Subsidiaries with regard to rewriting and/or extending Contracts with Debtors, as such policy may be amended, supplemented, or otherwise modified from time to time.

                  "Rewritten Contract" means (a) any Contract that has been amended, restated or replaced more than once if the effect of such amendments, restatements, or replacements, as the case may be, was to change the amount due or date of any payment thereunder or to extend the maturity date thereof, or (b) any Contract that has been amended, restated or replaced and at the time of such amendment, restatement or replacement, any payment thereunder was more than sixty (60) days past due.

                  "Right of Others" means, as to any Property in which a Person has an interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option or right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a Lien; provided, however, that (a) any covenant restricting the use or disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) any provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right, shall not be deemed to constitute a Right of Others.

                  "Security Agreement" means the security agreement to be executed by Borrower and the Significant Subsidiaries, in the form of Exhibit L, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                  "Senior Funded Debt" means, as of any date of determination (without duplication), the sum of (a) all principal Indebtedness of Borrower and its Subsidiaries for borrowed money (including debt securities issued by Borrower or any of its Subsidiaries) on that date plus (b) the aggregate amount of all Capital Lease Obligations of Borrower and its Subsidiaries on that date plus (c) the undrawn amount of all Letters of Credit outstanding on that date minus (d) Subordinated Obligations of Borrower and its Subsidiaries on that date, in each case as determined in accordance with GAAP, consistently applied.

                  "Senior Officer" means the (a) chief executive officer, (b) president, (c) executive vice president, (d) senior vice president, (e) chief financial officer, (f) treasurer, (g) assistant treasurer or (h) controller, in each case of any Loan Party, as applicable.

                  "Significant Subsidiary" means (a) each Borrowing Base Subsidiary, and (b) as of any date of determination, each other Domestic Subsidiary of Borrower that had on the last day of the Fiscal Quarter then most recently ended total assets (excluding goodwill and intercompany Indebtedness owing from Borrower or any of the Significant Subsidiaries) with a book value of $300,000 or more, with such book value determined in accordance with GAAP.

                  "Small Loan Contract" means any present or future written consumer credit agreement (including revolving credit agreements), note or other document of a similar nature owned by Borrower or any of its Subsidiaries that (a) arises out of an unsecured loan or other credit facility made by Parent, Borrower or any of their Subsidiaries to a Debtor in the ordinary course of business of such Person and (b) is included in the books and records of Borrower and its Subsidiaries as part of the "Small Loan Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                  "Solvent" means, with respect to any Person on the date any determination thereof is to be made, that on such date: (a) the fair valuation of the Property of such Person is greater than the fair valuation of such Person's probable liability in respect of existing debts; (b) such Person does not intend to, and does not believe that it will incur debts beyond such Person's ability to pay as such debts mature; (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, which would leave such Person with Property remaining that would constitute unreasonably small capital after giving effect to the nature of the particular business or transaction; and (d) such Person is generally paying such Person's debts as they become due. For purposes of this definition (i) the "fair valuation" of any Property means the amount realizable within a reasonable time, either through collection or sale of such Property at its regular market value, which is the amount obtainable by a capable and diligent businessman from an interested buyer willing to purchase such Property within a reasonable time under ordinary circumstances and (ii) the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent.

                  "Special Eurodollar Circumstance" means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central or comparable authority charged with the interpretation or administration thereof, or compliance by any Lender or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Lenders.

                  "Stockholders' Equity" means, as of any date of determination and with respect to any Person, the consolidated stockholders' equity of the Person as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

                  "Subordinated Obligations" means, as of any date of determination (without duplication), any indebtedness of Borrower or any of its Subsidiaries on that date which has been subordinated in right of payment to the Obligations in a manner reasonably satisfactory to the Agent and the Requisite Lenders and contains such other protective terms with respect to senior debt (such as payment blockage) as the Agent and the Requisite Lenders may reasonably require.

                  "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, partnership or limited liability company (whether or not, in any such case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors or other gov erning body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership or limited liability company, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

                  "Subsidiary Guaranty" means the continuing guaranty of the Obligations to be executed by the Significant Subsidiaries, in the form of Exhibit M, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                  "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of Borrower pursuant to Section 2.5.

                  "Swing Line Advances" means Advances made by the Swing Line Lender to Borrower pursuant to Section 2.5.

                  "Swing Line Documents" means the promissory note and any other documents executed by Borrower in favor of the Swing Line Lender in connection with the Swing Line.

                  "Swing Line Lender" means, when acting in such capacity, Wells Fargo and its successors and assigns.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Swing Line Advances then outstanding.

                  "Tangible Net Worth" means, as of any date of determination, the sum of (a) Stockholders' Equity of Borrower and its Subsidiaries on that date minus (b) the aggregate Intangible Assets of Borrower and its Subsidiaries on that date that, in accordance with GAAP, are required to be reflected on the consolidated balance sheet of Borrower and its Subsidiaries as "intangible assets" minus (c) any accounts receivable or loans owing to Borrower or any Subsidiary thereof by a stockholder, officer, director, employee, agent, partner or Affiliate of Borrower or any Subsidiary of Borrower on that date, other than any receivable owing by Parent as of such date to Borrower or any Subsidiary of Borrower if (i) such receivable was created in the ordinary course of business of Parent and Borrower or such Subsidiary in connection with the purchase and/or collection of Contracts and (ii) such receivable, according to its original terms, is due and payable within 30 days of its creation.

                  "Tax Sharing Agreement" means, that certain Tax Sharing Agreement dated as of June 24, 1996, among Borrower, Parent and Holdings.

                  "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) should have been known by the Person (or, in the case of a Person other than a natural Person, should have been known by a Responsible Official of that Person).

                  "Total Liabilities" means, as of any date of determination, all liabilities of Borrower and its Subsidiaries that should, in accordance with GAAP, be reflected on a consolidated balance sheet of Borrower and its Subsidiaries as of that date.

                  "Trademark Collateral Assignment" means the trademark collateral assignment to be executed by Holdings, Borrower and the Significant Subsidiaries, as applicable, in the form of Exhibit N, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

                  "Travel Contract" means any present or future written consumer travel ticket installment sales contract owned by Borrower or any of its Subsidiaries that (a) evidences an installment sale of one or more travel tickets by Parent, Borrower or any of their Subsidiaries to a Debtor in the ordinary course of business of such Loan Party and (b) is included in the books and records of Borrower and its Subsidiaries as part of the "Travel Finance Portfolio" consistent with prior practices of Borrower and its Subsidiaries.

                  "type" when used with respect to any Loan or Advance, means the designation of whether such Loan or Advance is an Alternate Base Rate Loan or Advance, or a Eurodollar Rate Loan or Advance.

                  "Wells Fargo" means, Wells Fargo Bank, National Association, a national banking association.

                  "West Coast" shall mean West Coast Private Equity Partners, L.P., a Delaware limited partnership.

         1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

         1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, except as otherwise specifically prescribed herein. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Sections 6.12 through 6.17 would then be calculated in a different manner or with different components, (a) Borrower and Lenders agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections during the 90-day period following any such change in GAAP if and to the extent that Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change.

         1.4 Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

         1.5 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

         1.6 References to "Borrower and its Subsidiaries". Any reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

         1.7 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                    Article 2
                                      LOANS


         2.1 Loans-General.

             (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date, to, but excluding, the Maturity Date, each Lender shall, pro rata according to that Lender's Pro Rata Share of the Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request provided that, after giving effect to such Advances, Facility Usage does not exceed the Maximum Credit Amount. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Commitment without premium or penalty.

             (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan,
(ii) type of Loan, (iii) amount of such Loan and (iv) in the case of a Eurodollar Rate Loan, the Eurodollar Period for such Loan. Unless the Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone by a Senior Officer of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Agent. The Agent shall incur no liability whatsoever hereunder in acting reasonably upon any telephonic request for Loan purportedly made by a Senior Officer of Borrower, which hereby agrees to indemnify the Agent from any loss, cost, expense or liability as a result of so acting.

             (c) Promptly following receipt of a Request for Loan, the Agent shall notify each Lender by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Eurodollar Period, and that Lender's Pro Rata Share of the Loan. Not later than 11:00 a.m., San Francisco time, on the date specified for any Loan (which must be a Banking Day), each Lender shall make its Pro Rata Share of the Loan in immediately available funds available to the Agent at the Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in
Article 8 all Advances shall be credited on that date in immediately available funds to the Designated Deposit Account.

             (d) Each Alternate Base Rate Loan shall be not less than $500,000 and shall be an integral multiple of $100,000 and each Eurodollar Rate Loan shall be not less than $5,000,000 and shall be an integral multiple of $500,000.

             (e) The Advances made by each Lender shall be evidenced by that Lender's Note.

             (f) A Request for Loan shall be irrevocable upon the Agent's first notification thereof.

             (g) If no Request for Loan (or telephonic request for loan referred to in the second sentence of Section 2.1(b), if applicable) has been made within the requisite notice periods set forth in Section 2.2 or 2.3 in connection with a Loan which, if made and giving effect to the application of the proceeds thereof, would not increase the outstanding principal Indebtedness evidenced by the Notes, then, unless Borrower shall have earlier repaid such Loan, Borrower shall be deemed to have requested, as of the date upon which the related then outstanding Loan is due pursuant to Section 3.1(e)(i), an Alternate Base Rate Loan in an amount equal to the amount necessary to cause the outstanding principal Indebtedness evidenced by the Notes to remain the same and, subject to
Section 8.3, the Lenders shall make such Advances necessary to make such Loan notwithstanding Sections 2.2 and 2.3.

             (h) If a Loan is to be made on the same date that another Loan is due and payable, Borrower or the Lenders, as the case may be, shall make available to the Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

         2.2 Alternate Base Rate Loans. Each request by Borrower for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(b), if applicable) received by the Agent, at the Agent's Office, not later than 11:00 a.m. San Francisco time, at least one (1) Banking Day before the requested Alternate Base Rate Loan. All Loans shall constitute Alternate Base Rate Loans unless properly designated as a Eurodollar Rate Loan pursuant to
Section 2.3.

         2.3 Eurodollar Rate Loans.

             (a) Each request by Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Agent, at the Agent's Office, not later than 11:00 a.m., San Francisco time, at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

             (b) On the date which is two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period, the Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Lenders by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

             (c) Unless the Agent otherwise consents, no more than ten (10) Eurodollar Rate Loans shall be outstanding at any one time.



             (d) No Eurodollar Rate Loan may be requested during the existence of a Default or Event of Default.

             (e) Nothing contained herein shall require any Lender to fund any Eurodollar Rate Advance in the Designated Eurodollar Market.

         2.4 Letters of Credit.

             (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, the Issuing Bank shall issue such Letters of Credit under the Commitment as Borrower may request by a Request for Letter of Credit; provided that giving effect to all such Letters of Credit, (i) Facility Usage does not exceed the Maximum Credit Amount and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $6,000,000. Each Letter of Credit shall be in a form reasonably acceptable to the Issuing Bank. Unless the Issuing Bank and the Requisite Lenders otherwise consent, the term of any commercial Letter of Credit shall not exceed 90 days and the term of any standby Letter of Credit shall not exceed 365 days. Unless all the Lenders otherwise consent in a writing delivered to the Agent, the term of any Letter of Credit shall not extend beyond the Maturity Date. A Request for Letter of Credit shall be irrevocable absent the consent of the Issuing Bank.

             (b) Each Request for Letter of Credit shall be submitted to the Issuing Bank, with a copy to the Agent, at least three (3) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Agent shall promptly notify the Issuing Bank whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Bank shall promptly notify the Agent of the amount and terms thereof.

             (c) Upon issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Bank in proportion to that Lender's Pro Rata Share of the Commitment. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed by Borrower for any payment required to be made by the Issuing Bank under any Letter of Credit, each Lender shall, pro rata according to its Pro Rata Share of the Commitment, reimburse the Issuing Bank through the Agent promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

             (d) Borrower agrees to pay to the Issuing Bank through the Agent an amount equal to any payment made by the Issuing Bank with respect to each Letter of Credit within one (1) Banking Day after demand made by the Issuing Bank therefor, together with interest on such amount from the date of any payment made by the Issuing Bank at the rate applicable to Alternate Base Rate Loans for the period commencing on the date of any such payment and continuing through the first Banking Day following such demand and thereafter at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit. Each Lender that has reimbursed the Issuing Bank pursuant to Section 2.4(c) for its Pro Rata Share of any payment made by the Issuing Bank under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Bank against Borrower under this Section 2.4(d) and shall share, in accordance with that pro rata participation, in any payment made by Borrower with respect to such claim. Upon receipt of any such reimbursement from Borrower, the Issuing Bank shall pay to the Agent, for the ratable benefit of those Lenders that had reimbursed the Issuing Bank pursuant to Section 2.4(c) for their respective Pro Rata Shares of any payment made by the Issuing Bank under a Letter of Credit to which such reimbursement applies, the amount of such reimbursement.

             (e) If Borrower fails to make the payment required by Section 2.4(d) within the time period therein set forth, in lieu of the reimbursement to the Issuing Bank under Section 2.4(c) the Issuing Bank may (but is not required to), without notice or to the consent of Borrower, instruct the Agent to cause Advances to be made by the Lenders under the Commitment in an aggregate amount equal to the amount paid by the Issuing Bank with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Advances shall be paid to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit. Such Advances shall be payable upon demand and shall bear interest at the Default Rate.

             (f) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

             (g) The obligation of Borrower to pay to the Issuing Bank the amount of any payment made by the Issuing Bank under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Bank of its obligations to Borrower under Section 5109 of the Commercial Code. Without limiting the foregoing, Borrower's obligations shall not be affected by any of the following circumstances:

                           (i) any lack of validity or enforceability of the
                  Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                           (ii) any amendment or waiver of or any consent to
                  departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with the written consent of Borrower executed by a Responsible Official;

                           (iii) the existence of any claim, setoff, defense, or
                  other rights that Borrower may have at any time against the Issuing Bank, the Agent or any Lender, any beneficiary of the Letter of Credit (or any Persons for whom any such beneficiary may be acting) or any other Person, whether in con nection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                           (iv) any demand, statement, or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document reasonably appeared to comply with the terms of the Letter of Credit;

                           (v) payment by the Issuing Bank in good faith under
                  the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

                           (vi) the existence, character, quality, quantity,
                  condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or for any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                           (vii) the time, place, manner, order or contents of
                  shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                           (viii) the solvency or financial responsibility of
                  any party issuing any documents in connection with a Letter of Credit;

                           (ix) any failure or delay in notice of shipments or
                  arrival of any Property;

                           (x) any error in the transmission of any message
                  relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                           (xi) any error, neglect or default of any
                  correspondent of the Issuing Bank in connection with a Letter of Credit;

                           (xii) any consequence arising from acts of God, war,
                  insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank; and

                           (xiii) so long as the Issuing Bank in good faith
                  determines that the contract or document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit.

                  (h) The Issuing Bank shall be entitled to the protection accorded to the Agent pursuant to Section 10.6, mutatis mutandis.

                  (i) The Uniform Code of Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, shall be deemed a part of this Section and shall apply to all Letters of Credit to the extent not inconsistent with applicable Law.

         2.5 Swing Line.

             (a) The Swing Line Lender shall from time to time from the Closing Date through the day prior to the Maturity Date make Swing Line Advances to Borrower in such amounts as Borrower may request, provided, that (i) giving effect to such Swing Line Advance, the Swing Line Outstandings do not exceed $5,000,000 and Facility Usage does not exceed the Maximum Credit Amount, (ii) without the consent of all of the Lenders, no Swing Line Advance may be made during the continuation of an Event of Default and (iii) the Swing Line Lender has not given at least twenty-four (24) hours prior notice to Borrower that availability under the Swing Line is suspended or terminated. Borrower may borrow, repay and reborrow under this Section. Unless notified to the contrary by the Swing Line Lender, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Senior Officer of Borrower made to the Swing Line Lender not later than 12:00 noon, San Francisco time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier). Promptly after receipt of such a request for borrowing, the Swing Line Lender shall obtain telephonic verification from the Agent that, giving effect to such request, availability for Loans will exist under Section 2.1 (and such verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swing Line Lender, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrower instructs the Swing Line Lender to debit its demand deposit account at the Swing Line Lender in the amount of any payment with respect to a Swing Line Advance, or the Swing Line Lender otherwise receives repayment, after 3:00 p.m., San Francisco time, on a Banking Day, such repayment shall be deemed received on the next Banking Day. The Swing Line Lender shall promptly notify the Agent of the Swing Line Outstandings each time there is a change therein.

         (b) Swing Line Advances shall bear interest at a fluctuating rate per annum equal to the Alternative Base Rate. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Lender and in any event on the Maturity Date. The Swing Line Lender shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Advances is solely for the account of the Swing Line Lender unless and until the Lenders fund their participations therein pursuant to clause (d) of this Section.

         (c) The Swing Line Advances shall be payable on demand made by the Swing Line Lender and in any event on the Maturity Date.

         (d) Upon the making of a Swing Line Advance, each Lender shall be deemed to have purchased from the Swing Line Lender a participation therein in an amount equal to that Lender's Pro Rata Share of the Commitment times the amount of the Swing Line Advance. Upon demand made by the Swing Line Lender, each Lender shall, according to its Pro Rata Share of the Commitment, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its participation therein. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Each Lender that has provided to the Swing Line Lender the purchase price due for its participation in Swing Line Advances shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Lender against Borrower for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Lender paid the Swing Line Lender its purchase price) with respect to such claim.

         (e) In the event that any Swing Line Outstandings remain outstanding for five (5) consecutive Banking Days, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Lender to repay the Swing Line Outstandings), Borrower shall request a Loan pursuant to
Section 2.1(a) in an amount complying with Section 2.1(d) and sufficient to repay the Swing Line Outstandings in full. The Agent shall automatically provide such amount to the Swing Line Lender (which the Swing Line Lender shall then apply to the Swing Line Outstandings) and credit any balance of the Loan in immediately available funds to the Designated Deposit Account. In the event that Borrower fails to request a Loan within the time specified by Section 2.2 on any such date, the Agent may, but is not required to, without notice to or the consent of Borrower, cause Advances to be made by the Lenders under the Commitment in the amount necessary to comply with
Section 2.5(d) and sufficient to repay the Swing Line Outstandings and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Advances shall be paid to the Swing Line Lender for application to the Swing Line Outstandings.

         2.6 Voluntary Reduction of Commitment. Borrower shall have the right, at any time and from time to time, without penalty or charge, upon at least five
(5) Banking Days' prior written notice by a Senior Officer of Borrower to the Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $5,000,000 but not less than $5,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment, provided that any such termination shall be accompanied by payment of all accrued and unpaid commitment fees with respect to the portion of the Commitment being reduced or terminated. The Agent shall promptly notify the Lenders of any reduction or termination of the Commitment under this Section.

         2.7 Agent's Right to Assume Funds Available for Advances. Unless the Agent shall have been notified by any Lender no later than the Banking Day prior to the funding by the Agent of any Loan that such Lender does not intend to make available to the Agent such Lender's portion of the total amount of such Loan, the Agent may assume that such Lender has made such amount available to the Agent on the date of the Loan and the Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Agent. The Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its share of the Commitment or to prejudice any rights which the Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

         2.8 Collateral and Guaranties. The Obligations shall be secured by the Collateral pursuant to the Collateral Documents and be guarantied pursuant to the Guaranties.

         2.9 Loan Administration; Determination of Borrowing Base. The Agent's periodic monitoring and administration of this Agreement and the Commitment shall be conducted by the Agent's commercial finance division and collateral analysis group (collectively, the "CFD"). Prior to the Closing Date, the CFD shall conduct (or cause to be conducted) a preliminary audit of the Contracts and such other Property of the Loan Parties as the Agent and the Lenders shall require. Thereafter, the CFD shall establish certain procedures and administrative requirements to be satisfied from time to time by Borrower and the other

Loan Parties in connection with Borrower's requests for Advances and Letters of Credit hereunder. Such procedures may include the periodic submission of information not otherwise described herein. In connection with the foregoing, Borrower acknowledges and agrees that the Agent (on behalf of the Lenders) may conduct periodic audits and appraisals of the Collateral, at such intervals as the Agent may reasonably require and that such audits and appraisals may be performed by employees of the Agent or by independent parties; provided, however, that in the absence of the occurrence and continuation of a Default or Event of Default, the Agent agrees that it will not perform an audit examination of Borrower and the other Loan Parties more frequently than once per calendar quarter and, unless otherwise required by federal or state banking or other regulatory officials or any applicable Laws or guidelines of applicable Governmental Agencies, that it will not perform an appraisal of the Properties of Borrower and the other Loan Parties more frequently than once per twelve-month period. The cost and expenses of such loan monitoring and administration, including audits and appraisals, shall be reimbursed by Borrower within five (5) Banking Days of the Agent's written demand (and accompanying invoice) therefor and shall be subject to the automatic debit arrangement described in Section 3.15.

                                    Article 3
                                PAYMENTS AND FEES


         3.1 Principal and Interest.

             (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after default, before and after maturity, before and after judgment, and before and after the com mencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

             (b) Interest accrued on each Alternate Base Rate Loan shall be due and payable on each Monthly Payment Date and on the date of any prepayment of such Loan pursuant to Section 3.1(f). Except as otherwise provided in Section 3.8, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Alternate Base Rate Margin. Each change in the interest rate under this
Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

             (c) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made (and, in the event that all of the Banks have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as otherwise provided in Sections 3.1(d) and 3.8, the unpaid principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Advance plus the Eurodollar Rate Margin.

             (d) During the existence of an Event of Default, the Requisite Lenders may determine that any or all then outstanding Eurodollar Rate Loans shall be converted to Alternate Base Rate Loans. Such conversion shall be effective upon notice to Borrower from the Requisite Lenders (or from the Agent on behalf of the Requisite Lenders) and shall continue so long as such Event of Default continues to exist.

             (e) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                (i) the principal amount of each Eurodollar Rate Loan shall be payable (subject to Section 2.1(g)) on the last day of the Eurodollar Period for such Loan;

               (ii) the amount, if any, by which Facility Usage exceeds the Maximum Credit Amount shall be payable immediately; and

              (iii) the principal outstanding Indebtedness evidenced by the Notes (together with all other non-contingent payment Obligations) shall in any event be payable on the Maturity Date.

             (f) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section, (i) any partial prepayment shall be not less than $5,000,000, and in an integral multiple of $1,000,000, (ii) the Agent shall have received written notice of any prepayment by 9:00 a.m. San Francisco time (A) three (3) Banking Days prior to the date of prepayment of a Eurodollar Rate Loan and (B) one (1) Banking Day prior to the date of prepayment of an Alternate Base Rate Loan, in each case, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal on any Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid, (iv) any pay ment or prepayment of all or any part of any Eurodollar Rate Loan on a day other than the last day of the applicable Eurodollar Period shall be subject to Section 3.7(d) and (v) upon any partial repayment of a Eurodollar Rate Loan that reduces it below $5,000,000, the remaining portion thereof shall automatically convert to an Alternate Base Rate Loan.

         3.2 Agent's Fees. Borrower shall pay to the Agent the fees in such amounts and at such times as heretofore agreed upon by letter agreement between Borrower and the Agent. Such fees are for the services of the Agent and are fully earned on the date paid. The fees paid to the Agent are solely for its own account and are nonrefundable.

         3.3 Arrangement Fee. On the Closing Date, Borrower shall pay to the Agent, for the sole account of the Arranger, an arrangement fee in the amount heretofore agreed upon by letter agreement between Borrower and the Arranger. Such arrangement fee is for the services of the Arranger in arranging the credit facilities under this Agreement and is fully earned when paid. The arrangement fee is earned as of the date hereof and is nonrefundable.

         3.4 Commitment Fees. From and including the Closing Date, and for so long as any portion of the Commitment remains in effect, Borrower shall pay to the Agent, for the ratable accounts of the Lenders pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to .375% (37.5 basis points) per annum times the average daily amount by which the Commitment exceeds Facility Usage. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

         3.5 Letter of Credit Fees. Concurrently with the issuance of each Letter of Credit, Borrower shall pay a letter of credit issuance fee to the Issuing Bank, for the sole account of the Issuing Bank, in an amount equal to 1/4 of 1% (25 basis points) per annum (but in no event less than $750) of the face amount of such Letter of Credit for the term of such Letter of Credit. Borrower shall also concurrently pay to the Agent, for the ratable account of the Lenders in accordance with their Pro Rata Share of the Commitment, a standby letter of credit fee in an amount equal to 2 1/4% (225 basis points) per annum times the face amount of such Letter of Credit for the term of such Letter of Credit. In addition to the foregoing, in connection with a Letter of Credit and activity relating thereto, Borrower also shall pay amendment, transfer, issuance, negotiation and such other fees as the Issuing Bank normally charges (not to include origination fees), in the amounts set forth from time to time as the Issuing Bank's published scheduled fees for such services, which fees shall be solely for the account of the Issuing Bank. Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

         3.6 Increased Commitment Costs. If any Lender shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Lender (or its Eurodollar Lending Office) or any corporation controlling the Lender, with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within ten (10) Banking Days after demand of such Lender, Borrower shall pay to such Lender, from time to time as specified in good faith by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement. Each Lender's determination of such amounts shall be conclusive in the absence of manifest error. If Borrower is required to (and does) pay any Lender a material amount under this Section, provided that no Default or Event of Default then exists, Borrower may cause such Lender to be removed as a Lender under this Agreement pursuant to Section 11.23.

         3.7 Eurodollar Costs and Related Matters.

             (a) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

                  (1) shall subject any Lender or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Lender attributable to the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, excluding (i) taxes imposed on or measured in whole or in part by its overall net income, gross income or gross receipts or capital and franchise taxes imposed on it, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" (unless it would not be doing business in such jurisdiction (or political subdivision thereof) absent the trans actions contemplated hereby), (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws (all such excluded taxes, assessments and other charges being hereinafter referred to as "Excluded Taxes");

                  (2) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding the Eurodollar Reserve Percentage taken into account in calculating the Eurodollar Rate), special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender or its Eurodollar Lending Office; or

                  (3) shall impose on any Lender or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

and the result of any of the foregoing, as determined in good faith by such Lender, increases the cost to such Lender or its Eurodollar Lending Office of making or maintaining any Eurodollar Rate Loans or in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Lender or its Eurodollar Lending Office with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate

Advances (assuming such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market), then, within five (5) Banking Days after demand by such Lender (with a copy to the Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market). Borrower hereby indemnifies each Lender against, and agrees to hold each Lender harmless from and reimburse such Lender within ten (10) Banking Days after demand for (without duplication) all costs, expenses, claims, penalties, liabilities, losses, reasonable legal fees and damages incurred or sustained by each Lender in connection with this Agreement, or any of the rights, obligations or transactions provided for or contemplated herein, as a direct result of the existence or occurrence of any Special Eurodollar Circumstance. A statement of any Lender claiming compensation under this subsection and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. Each Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. If any Lender claims compensation under this Section, Borrower may at any time, upon at least three (3) Eurodollar Banking Days' prior notice to the Agent and such Lender and upon payment in full of the amounts provided for in this Section through the date of such payment plus any prepayment fee required by Section 3.7(d), pay in full the affected Eurodollar Rate Advances of such Lender or convert such Eurodollar Rate Advances to Alternate Base Rate Advances.

         (b) If the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Lender, make it unlawful or impossible for such Lender or its Eurodollar Lending Office to make, maintain or fund its portion of any applicable Eurodollar Rate Loan, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Lender shall so notify the Agent, then such Lender's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality or impossibility and the Agent forthwith shall give notice thereof to the other Lenders and Borrower. Upon receipt of such notice, the outstanding principal amount of such Lender's Eurodollar Rate Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances with Eurodollar Periods corresponding to such Eurodollar Rate Advances on either (1) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if such Lender may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (2) immediately if such Lender may not lawfully continue to fund and maintain such

Eurodollar Rate Advances to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.7(d). Each Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Lender to notify the Agent under this Section 3.7(b), and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Rate Loan, such Lender shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. Any Lender whose obligation to make Eurodollar Rate Advances has been suspended under this
Section 3.7(b) shall promptly notify the Agent and Borrower of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

             (c) If, with respect to any proposed Eurodollar Rate Loan:

                  (1) the Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Lenders, deposits in Dollars (in the applicable amounts) are not being offered to any Lender in the Designated Eurodollar Market for the applicable Eurodollar Period; or

                  (2) the Requisite Lenders advise the Agent that the Eurodollar Rate as determined by the Agent (i) does not represent the effective pricing to such Lenders for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Lenders of making the applicable Eurodollar Rate Advances;

then the Agent forthwith shall give notice thereof to Borrower and the Lenders, whereupon until the Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future Eurodollar Rate Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a Eurodollar Rate Loan, such Request for Loan shall be deemed to specify an Alternate Base Rate Loan.

         (d) Upon payment or prepayment of any Eurodollar Rate Advance (other than as the result of a conversion required under Section 3.7(b)), on a day other than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the failure of a Lender to make an Advance) to borrow on the date or in the amount specified for a Eurodollar Rate Loan in any Request for Loan, Borrower shall pay to the appropriate Lender within five (5) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market) equal to the sum of:

                           (1) the principal amount of the Eurodollar Rate
                  Advance prepaid or not borrowed, as the case may be, times the quotient of (A) the number of days between the date of prepayment or failure to borrow, as applicable, and the last day in the applicable Eurodollar Period, divided by (B) 360, times the applicable Interest Differential (provided that the product of the foregoing formula must be a positive number); plus

                           (2) all out-of-pocket expenses incurred by the Lender
                  reasonably attributable to such payment, prepayment or failure to borrow.

         Each Lender's determination of the amount of any prepayment fee payable under this Section 3.7(d) shall be conclusive in the absence of manifest error.

                  (e) If Borrower is required to (and does) pay any Lender a material amount under this Section 3.7, provided that no Default or Event of Default then exists, Borrower may cause such Lender to be removed as a Lender under this Agreement pursuant to Section 11.23.

         3.8 Late Payments and Default Rate. If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to the Agent or any Lender is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus 2% (the "Default Rate"), to the fullest extent permitted by applicable Laws. While any Event of Default exists or after acceleration at the option of the Requisite Lenders, Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by Law) on the principal amount of all outstanding Obligations, at the Default Rate, to the fullest extent permitted by Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

         3.9 Computation of Interest and Fees. Computation of interest on Alternate Base Rate Loans, Eurodollar Rate Loans and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the Agent, on behalf of the Lenders, shall in its sole discretion, apply and set off such excess interest received by the Lenders against other Obligations due or to become due and such rate shall automatically be reduced to the maximum rate permitted by such Law.

         3.10 Non-Banking Days. If any payment to be made by Borrower or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

         3.11 Manner and Treatment of Payments.

              (a) Each payment hereunder (except payments pursuant to Sections 3.5, 3.6, 3.7, 11.3, 11.11 and 11.22) or on the Notes or under any other Loan Document shall be made to the Agent, at the Agent's Office, for the account of each of the applicable Lenders or the Agent, as the case may be, in immediately available funds not later than 11:00 a.m., San Francisco time, on the day of payment (which must be a Banking
         Day). All payments received after 11:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Agent for the account of each Lender shall be immediately paid by the Agent to such Lender in immediately available funds and, if such payment was received by the Agent by 11:00 a.m., San Francisco time, on a Banking Day and not so made avail able to the account of such Lender on that Banking Day, the Agent shall reimburse that Lender for the cost to such Lender of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

              (b) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Advances made by each Bank comprising such Loan.

              (c) Each Lender shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against Borrower, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, no Lender shall be liable to any Party for any failure to keep such a record.

              (d) Each payment of any amount payable by Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority excluding Excluded Taxes. To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of taxes, assessments and other charges from any amount payable to any Lender under this Agreement, Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Lender as is necessary to result in that Lender's receiving a net after-tax amount equal to the amount to which that Lender would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Lender on account of such taxes, assessments and other charges, that Lender shall promptly refund such excess to Borrower.

         3.12 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

         3.13 Failure to Charge Not Subsequent Waiver. Any decision by the Agent or any Lender not to require payment of any interest (including interest arising under Section 3.8), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Agent's or such Lender's right to require full payment of any interest (including interest arising under Section 3.8), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

         3.14 Agent's Right to Assume Payments Will be Made by Borrower. Unless the Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's share of such assumed payment. If Borrower has not in fact remitted such payment to the Agent, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate.

         3.15 Automatic Debit. Borrower hereby authorizes the Agent to automatically debit the Designated Deposit Account for the amount of all payments (principal, interest, fees and otherwise) due to the Agent or the Lenders pursuant to this Agreement on the date such payments are due. Either Borrower or the Agent may terminate this automatic debit arrangement upon five
(5) Banking Days notice to the other.

         3.16 Fee Determination Detail. The Agent, and any Lender, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Agent and the Lenders, or that Lender, under Article 3 has been determined, concurrently with demand for such payment.

         3.17 Survivability. All of Borrower's obligations under Sections 3.6,
3.7 and 3.11(d) shall survive for one hundred eighty (180) days following the date on which the Commitment is terminated and all Loans hereunder are fully paid.

                                    Article 4
                         REPRESENTATIONS AND WARRANTIES


         Borrower represents and warrants to the Lenders that:

        4.1 Existence and Qualification; Power; Compliance With Laws. Borrower is a corporation duly formed, validly existing and in good standing under the Laws of Delaware. Parent is a corporation duly formed, validly existing and in good standing under the Laws of California and Holdings is a corporation duly formed, validly existing and in good standing under the Laws of Delaware. Each of the Loan Parties is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Schedule 4.1 sets forth all States and other jurisdictions where the Loan Parties are qualified to do business, and where the failure to so qualify is reasonably likely to have a Material Adverse Effect. Each of the Loan Parties has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. The chief executive office of each of the Loan Parties is located in Commerce, California. All outstanding shares of capital stock of Parent and Borrower are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Each of the Loan Parties is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to so comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

        4.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is a Party have been duly authorized by all necessary action, and do not and will not:

                (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

                (b) Violate or conflict with any provision of such Party's charter, certificate or articles of incorporation or bylaws, as applicable;

                (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party other than Liens and Rights of Others in favor of the Agent or the Lenders;

                (d) Violate any Requirement of Law applicable to such Party, subject to obtaining the authorizations from, or filings with, the Governmental Agencies described in Schedule 4.3;

                (e) Except as set forth on Schedule 4.2, result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party is a party or by which such Party or any of its Property is bound or affected;

and, no Loan Party nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e), in any respect that constitutes a Material Adverse Effect.

        4.3     No Governmental Approvals Required. Except as set forth in
Schedule 4.3 or previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by any of the Loan Parties of the Loan Documents to which it is a Party. All authorizations from, or filings with, any Governmental Agency described in
Schedule 4.3 will be accomplished as of the Closing Date or such other date as is specified in Schedule 4.3.

        4.4     Subsidiaries.

                (a) Schedule 4.4 hereto correctly sets forth the names, form of legal entity, number of shares of capital stock issued and outstanding, number of shares (or units of equity interests, as the case may be) owned by Parent, Borrower or a Subsidiary of Borrower (specifying such owner) and jurisdictions of organization of all such Subsid iaries. Schedule 4.4 further specifies which of the Subsidiaries of Borrower, as of the Closing Date, are Significant Subsidiaries, Foreign Subsidiaries and Insignificant Subsidiaries. Except as described in Schedule 4.4 or Schedule 6.18, none of Borrower or any of its Subsidiaries owns any capital stock, equity interest or debt security which is convertible, or exchangeable, for capital stock or equity interests in any Person. Unless otherwise indicated in Schedule 4.4, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each Subsidiary are owned of record and beneficially by Borrower or a Subsidiary thereof, as the case may be, there are no outstanding options, warrants or other rights to purchase capital stock or other equity interests of any such Subsidiary, and all such shares or equity interests so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances and Permitted Rights of Others.

                (b) Each Significant Subsidiary is a corporation, limited liability company or partnership duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

                (c) Each Subsidiary is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, does not constitute a Material Adverse Effect.

        4.5 Financial Statements. Borrower has furnished to the Lenders (a) the audited unqualified consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1996 and (b) the audited and unqualified consolidated financial statements of Parent and its Subsidiaries for the Fiscal Year ended December 31, 1996. Such financial state ments fairly present in all material respects the financial condition, results of operations and changes in financial position of Borrower and its Subsidiaries and Parent and its Subsidiaries, as applicable, as of such dates and for such periods in conformity with GAAP, consistently applied.

        4.6 No Other Liabilities; No Material Adverse Changes. None of Borrower or any of its Subsidiaries has any material liability or material contingent liability not reflected or disclosed in the financial statements described in Section 4.5, other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements and liabilities and contingent liabilities otherwise disclosed in writing to the Agent and the Lenders. As of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since December 31, 1996, or, as of any date subsequent to the Closing Date, since the Closing Date.

        4.7 Title to and Location of Property. Borrower and its Subsidiaries have valid title to the Property reflected in the financial statements described in Section 4.5, other than items of Property which are immaterial and Property subsequently sold or disposed of in the ordinary course of business, which Property, in the case of Borrower and its Significant Subsidiaries, is free and clear of all Liens and Rights of Others, other than (a) Liens or Rights of Others permitted by Section 6.8 and (b) Liens that may only be perfected by the recordation of a Lien instrument in a county recorder's office. Notwithstanding clause (b) of the preceding sentence, to the best of Borrower's knowledge, no such Lien instrument has been recorded in any county. None of Borrower or any of its Subsidiaries owns any Property located in any jurisdiction other than the jurisdictions set forth in
Schedule 6.21. Schedule 4.7 correctly sets forth a summary description of all Real Property.

        4.8 Intangible Assets. Borrower and its Subsidiaries own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect. In the enforcement of its rights as a secured creditor, the Agent will not be required to own or otherwise possess the right to use any patent, trademark or other intellectual property, or any license to use the same, in order to sell any inventory of any Loan Party after the occurrence of an Event of Default.
Schedule 4.8 sets forth all patents, patent applications, trademarks, trade names and trade styles used by Borrower or any of its Subsidiaries at any time within the five (5) year period ending on the Closing Date.

        4.9 Public Utility Holding Company Act. None of Holdings, Parent, Borrower or Borrower's Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        4.10 Litigation. Except for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Holdings, Parent, Borrower or any of Borrower's Subsidiaries of less than $500,000, (c) matters of an administrative nature not involving a claim or charge against Holdings, Parent, Borrower or any of Borrower's Subsidiaries and (d) matters set forth in Schedule 4.10, there are no actions, suits, proceedings or investi gations pending as to which Holdings, Parent, Borrower or any of Borrower's Subsidiaries have been served or have received notice or, to the best knowledge of Borrower, threatened against or affecting Holdings, Parent, Borrower or any of Borrower's Subsidiaries or any Property of any of them before any Governmental Agency. None of Holdings, Parent, Borrower, Borrower's Subsidiaries, or any executive officer of any such Persons has been indicted or convicted in connection with or is engaging in any criminal conduct which constitutes a felony, or is currently subject to any lawsuit or proceeding or, to the best of Borrower's knowledge, under investigation in connection with any anti-racketeering or criminal conduct or activity which constitutes a felony.

        4.11 Binding Obligations. Each of the Loan Documents to which any of the Loan Parties is a Party will, when executed and delivered by such Party, constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

        4.12 No Default. No event has occurred and is continuing that is a Default or Event of Default.

        4.13 ERISA and Other Plans. None of Holdings, Parent, Borrower or Borrower's Subsidiaries maintains, contributes to or is required to contribute to any Pension Plan, medical benefit plan or retiree plan, other than Parent's profit sharing plan. Parent's profit sharing plan is not a Pension Plan or Multiemployer Plan.

        4.14 Regulations G, T, U and X; Investment Company Act. No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations G, T, U and X. None of Holdings, Parent, Borrower or Borrower's Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

        4.15 Disclosure. No written statement made by a Responsible Official of Borrower to the Agent or any Lender in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

        4.16 Tax Liability. Holdings, Parent, Borrower and Borrower's Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by it or by them, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes and filings so long as no material item or portion of Property of Holdings, Parent, Borrower or any of Borrower's Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

        4.17 Projections. As of the Closing Date, to the best knowledge of Borrower, the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrower, and the Projections are reasonably based on such assumptions. Nothing in this Section
4.17 shall be construed as a representation or covenant that the Projections in fact will be achieved.

        4.18 Hazardous Materials. Except as described in Schedule 4.18, (a) none of Holdings, Parent, Borrower or any of their respective Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under any Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) no condition exists that violates any Hazardous Materials Law affecting any Real Property except for such violations that would not individually or in the aggregate have a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Holdings, Parent, Borrower or any of their respective Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Holdings, Parent, Borrower or any of their respective Subsidiaries on any Real Property, or transported to or from such Real Property by Holdings, Parent, Borrower or any of their respective Subsidiaries, such use, generation, storage and transportation are in compliance in all material respects with all Hazardous Materials Laws.

        4.19 Security Interests. Upon the execution and delivery of the Security Agreement and the filing of the UCC-1 financing statements delivered to the Agent pursuant to Section 8.1 with the appropriate Governmental Agencies, the Agent (on behalf of itself and the Lenders) shall have a valid first priority security interest in the Collateral described therein securing the Obligations (subject only to Permitted Encumbrances, Permitted Rights of Others and matters disclosed in Schedule 6.8 or permitted under Section 6.8, and to such qualifications and exceptions as are contained in the Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in Property to which Division 9 of the Commercial Code does not apply). Upon the execution and delivery of the Trademark Collateral Assignment and the filing thereof with the United States Patent and Trademark Office, the Agent (on behalf of itself and the Lenders) shall have a valid first priority collateral assignment of the Collateral described therein securing the Obligations. Upon the execution and delivery of the Pledge Agreement, and the delivery of the Pledged Collateral to the Agent, the Agent (on behalf of itself and the Lenders) shall have a valid first priority security interest in the Pledged Collateral.

        4.20 Employment Agreements; Business Interruptions. Except as set forth in Schedule 4.20, no Loan Party is a party to any employment agreement or collective bargaining agreement. No Loan Party has made, obligated itself to make, renewed, extended or otherwise modified or amended any previous agreement to make, any excess parachute payment as defined in Section 280G of the Code. Except as set forth in Schedule 4.20, within two (2) years prior to the date hereof, none of the business, Property or operations of Holdings, Parent, Borrower or any Subsidiary of Borrower has been materially and adversely affected in any way by any casualty, strike, lockout, combination of workers, order of any Governmental Agency, directed against Holdings, Parent, Borrower or any Subsidiary of Borrower. There are no pending or threatened labor disputes, strikes, lockouts or similar occurrences or grievances affecting the businesses being operated by Holdings, Parent, Borrower and Borrower's Subsidiaries.

        4.21 Contract Warranties. With respect to all Contracts (to which any Loan Party is a party), scheduled, listed or referred to on any balance sheet or books and records of such Loan Party, or referred to in any other report delivered by any Loan Party to the Agent:

                (i) The Contracts are genuine, are in all respects what they purport to be, and are not evidenced by a judgment;

                (ii) The Contracts represent bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to the Agent with respect thereto; and

                (iii)The services furnished, goods sold or insurance policy premiums financed giving rise to the Contracts when delivered to the customer (or carrier or intermediary, as the case may be) were not subject to any Lien except for Permitted Encumbrances or Liens in favor of such Loan Party.

        4.22 Compliance With Consumer Finance, Insurance and Travel Agency Laws and Regulations. Each of the Loan Parties is in compliance, in all material respects, with all Laws, regulations, or directives, applicable to it and the conduct of its business, with respect to consumer finance, insurance and travel agency including, as applicable, the California Unruh Act, California Civil Code Sections 1799.90 et seq., the Federal Truth in Lending Act, the Federal Equal Credit Act, the rules and regulations of the State of California Department of Insurance and the rules and regulations of the Airline Reporting Corporation, all as may be amended, noncompliance with which could reasonably be expected to have a Material Adverse Effect on any Loan Party or its ability to pay and perform the Obligations.

        4.23 Solvency. Each of Holdings and Borrower is Solvent after giving effect to this Agreement and each of the other Loan Documents to which it is a Party.

                                    Article 5
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)


        So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall, and shall cause each of its Subsidiaries to, unless the Agent (with the written approval of the Requisite Lenders) otherwise consents:

        5.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that Borrower and its Subsidiaries shall not be required to pay or cause to be paid (a) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax, assessment or governmental charge or levy so long as no material item or portion of Property of Borrower or any of its Sub sidiaries (taken as a whole) is in jeopardy of being seized, levied upon or forfeited.

        5.2 Preservation of Existence. Preserve and maintain their respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business, except where the failure to so preserve and maintain the existence of any Subsidiary of Borrower and such authorizations would not constitute a Material Adverse Effect and except that a merger permitted by Section 6.3 shall not constitute a violation of this covenant; and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to so qualify or remain qualified would not constitute a Material Adverse Effect.

        5.3 Maintenance of Properties. Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that the failure to maintain, preserve and protect a particular item of depreciable Property that is not of significant value, either intrinsically or to the operations of Borrower and its Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

        5.4     Maintenance of Insurance.

                (a) Maintain insurance on all insurable tangible Property against fire, flood, casualty and such other hazards (including extended coverage, workmen's compensation, boiler and machinery) in such amounts, with such deductibles and with such insurers (rated "A" or better by "A.M. Best's Insurance Reports") as are customarily used by companies operating in the same industry as Borrower and the Significant Subsidiaries and reasonably acceptable to the Agent. The Agent acknowledges that Borrower's current coverages are acceptable. At or prior to the Closing Date, Borrower shall furnish the Agent with a schedule of all such insurance prepared by its insurance broker, and certificates of insurance with respect thereto (including the text of the Lender's Loss Payable Clause in favor of the Agent required below), or such other evidence of insurance as the Agent may require. Borrower shall furnish the Agent with a copy of each applicable policy within thirty (30) days after Closing Date. In the event Borrower fails to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, the Agent (on behalf of the Lenders) may do so for Borrower, but Borrower shall continue to be liable for the same. All casualty insurance policies shall contain standard Lender's loss payable clauses issued in favor of the Agent (on behalf of the Lenders) indicating that the Agent is sole Lender loss payee, under which all losses thereunder shall be paid to the Agent (on behalf of the Lenders) as the Agent's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without thirty (30) days prior written notice to the Agent and shall insure Lenders notwithstanding the act or neglect of Borrower. Borrower hereby appoints the Agent as its attorney-in-fact, exercisable at the Agent's option only during the occurrence and continuance of a Default or an Event of Default, and only to the extent the Obligations are outstanding, to endorse any check which may be payable to Borrower, and to file proofs of loss with respect to any insurance claims, in order to collect the proceeds of such insurance and any amount or amounts collected by the Agent pursuant to the provisions of this paragraph may be applied by the Agent to the Obligations. Borrower further covenants that all insurance premiums due and owing under its current casualty policies have been paid. Borrower also agrees to notify the Agent, promptly, upon any receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

                (b) Maintain, and deliver to the Agent upon the Agent's request evidence of, public liability, products liability and business interruption insurance in such amounts as are reasonably acceptable to the Agent, but in any event not more than are customary for companies in the same or similar businesses located in the same or similar area. The Agent (on behalf of the Lenders) shall be named as additional insured with respect to all such liability insurance. The foregoing insurance shall be obtained from such insurers (rated "A" or better by "A.M. Best's Insurance Reports") as are customarily used by companies operating in the same industry as Borrower and the Significant Subsidiaries and reasonably acceptable to the Agent.

        5.5 Compliance With Laws. Comply, within the time period, if any, given for such compliance by the relevant Governmental Agency or Agencies with enforcement authority, with all Requirements of Law noncompliance with which constitutes a Material Adverse Effect, except that Borrower and its Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

        5.6 Inspection and Audit Rights. Upon reasonable notice, at any time during regular business hours and as often as requested (but not so as to materially interfere with the business of Borrower or any of its Subsidiaries), permit the Agent or any Lender, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of (including any software or CD Rom programs relating thereto), and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers, key employees or accountants and, upon request, furnish promptly to the Agent or any Lender true copies of all financial information made available to the board of directors or audit committee of the board of directors of Borrower. If any of the Properties, books or records of Borrower or any of its Subsidiaries are in the possession of a third party, Borrower authorizes that third party to permit the Agent or its agents to have access to perform inspections or audits and to respond to the Agent's request for information concerning such Properties, books and records. Notwithstanding the foregoing, no prior notice of any such examination, audit, visit, inspection or discussion shall be required nor shall the limitation on the number of field audits apply if an Event of Default has occurred and remains in effect or if the Agent has reason to believe that a Default or Event of Default then exists.

        5.7 Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower or any of its Subsidiaries.

        5.8 Compliance With Agreements. Promptly and fully comply with all Contractual Obligations under all material agreements, indentures, leases and/or instruments to which any one or more of them is a party, whether such material agreements, indentures, leases or instruments are with a Lender or another Person, except for any such Contractual Obligations (a) the performance of which would not cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

        5.9 Use of Proceeds. Use the proceeds of the Loans, at Borrower's election, (a) for the retirement of all outstanding obligations under the Prior Credit Facilities on the Closing Date and (b) for working capital and general corporate purposes of Borrower except as may be prohibited by the terms of the Loan Documents.

        5.10 Hazardous Materials Laws. Keep and maintain all Real Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Agent in writing of
(a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws,

(b) any and all material claims made or threatened in writing by any Person against Borrower or any Subsidiary thereof relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) actual discovery by any Senior Officer of Borrower of any material occurrence or condition on any real property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

        5.11 Consumer Finance, Insurance and Travel Agency Regulations. Comply with all Laws, regulations and directives with respect to consumer finance, insurance and travel agency, including the California Unruh Act, California Civil Code Sections 1799.90 et seq., the Federal Truth in Lending Act, the Federal Equal Credit Act, the rules and regulations of the State of California Department of Insurance and the rules and regulations of the Airline Reporting Corporation, all as may be amended; provided, however, that this
Section 5.11 shall not prevent Borrower or its Subsidiaries from, in good faith and with reasonable diligence, contesting the validity or application of any such Laws, regulations or directives by appropriate legal proceedings.

        5.12 Further Assurances Re Contracts. At any time or from time to time upon the request of the Agent, execute and deliver such further documents and do such other acts and things as the Agent may reasonably request, including the endorsement and delivery to the Agent of the originals of all notes, instruments, consumer credit agreements, chattel paper, and any other documents included as part of Collateral, in order to evidence, perfect, or continue perfected the security interests in the Collateral granted to the Agent under this Agreement or any other Loan Document. It is the intention of the parties that the Agent shall have a Lien upon, in addition to the Collateral provided by Holdings and Parent, all of Borrower's and the Significant Subsidiaries' present and future personal Property; as such, at any time and from time to time upon the request of the Agent, Borrower shall execute and deliver (and shall cause each of the Significant Subsidiaries to execute and deliver) documents, agreements and instruments, and do such other acts and things as the Agent may reasonably request to grant, evidence, perfect or continue perfected Liens in favor of the Agent with regard to any of Borrower's or the Significant Subsidiaries' personal Property, present or future, which are not encumbered pursuant to the Loan Documents as of the Closing Date. Borrower shall cause the following legend to be prominently displayed on the face page and each signature page of each Contract and any security agreement, note, chattel paper, or instrument owned by Borrower or any Significant Subsidiary:

        "THIS DOCUMENT AND ALL PROCEEDS HEREOF ARE
        SUBJECT TO A SECURITY INTEREST IN FAVOR OF WELLS
        FARGO BANK, N.A., AS AGENT, AND ITS SUCCESSORS."

except that so long as no Event of Default shall have occurred and be continuing, Borrower shall not be required to place such legend on those Contracts and related documents existing as of the

Closing Date (collectively, the "Existing Contracts"). Upon the occurrence of an Event of Default and during the continuance thereof, at the written request of the Agent, Borrower shall cause the foregoing legend to be placed on all such Existing Contracts or, if Borrower shall fail to do so, the Agent shall have the right to cause such legend to be placed thereon.

Borrower shall cause each secured promissory note in favor of Borrower or any Significant Subsidiary which is not included in the body of a security agreement to be stapled to the applicable security agreement and shall cause the following legend to be prominently displayed on the face of each such note:

        "THIS OBLIGATION IS SECURED BY AN INTEREST IN
        COLLATERAL AS SHOWN BY THE SECURITY
        AGREEMENT ATTACHED HERETO."

        5.13 Intercompany Notes; Additional Security Documentation. Cause each Subsidiary and Affiliate of Parent and/or Borrower to execute a promissory note (in a form reasonably acceptable to the Agent) evidencing any Indebtedness of such Subsidiary or Affiliate to Borrower or any Significant Subsidiary which is in an amount of $250,000 or more, and cause each payee of such promissory note to deliver the same to the Agent, with an endorsement in blank, as Pledged Collateral. In addition to the foregoing, Borrower shall cause such documents and instruments as may be requested by the Agent from time to time to be executed and delivered and do such further acts and things as reasonably may be required in order for the Agent to obtain a fully perfected Lien on all Collateral. Without in any way limiting the foregoing, Borrower shall use its best efforts to deliver or cause to be delivered to the Agent a Landlord's Waiver from the owner/lessor of any Material Location, provided, however, that with respect to Borrower's Panorama City, California location, Borrower shall have a period of thirty (30) days from the Closing Date to provide such Landlord's Waiver. In the event that, after using its best efforts, Borrower is unable to provide the Agent a Landlord's Waiver for any Material Location, the Agent shall have the right, but not the obligation, to attempt to obtain such Landlord's Waiver from the applicable Person and Borrower shall cooperate with the Agent in connection with any such attempt to obtain such Landlord's Waiver. Borrower further agrees that it shall, and shall cause each of the other Loan Parties to, promptly notify the Agent of the acquisition of any trademark or trade name, or the making of any application therefor, and execute and deliver from time to time such amendments to the Collateral Documents (including the Trademark Collateral Assignment) as may be requested by the Agent to add such trademarks, trade names and applications therefor to the Collateral therein described.

        5.14 Deposit Accounts. Within sixty (60) days after the Closing Date and at all times thereafter, Borrower shall cause to be executed and delivered to the Agent a Deposit Account Agreement between Borrower or any of its Significant Subsidiaries, as applicable, and each financial institution (other than the Agent) with whom Borrower or any such Subsidiary maintains depository relationships.

        5.15 New Significant Subsidiaries. Cause each Person that hereafter becomes a Significant Subsidiary (whether by an Acquisition permitted by the terms of Section 6.18 or otherwise) to execute and deliver to the Agent an instrument of joinder of the Subsidiary Guaranty, the Security Agreement and, if applicable, the Pledge Agreement.

        5.16 Approved Hedge Agreement. Commencing not later than sixty (60) days following the Closing Date, keep in effect at all times, one or more Hedge Agreements, in form and content satisfactory to the Agent, pursuant to which Borrower shall have purchased interest rate protection regarding not less than fifty percent (50%) of all then outstanding Senior Funded Debt of Borrower and its Subsidiaries; provided, however, that Borrower may reduce such percentage by the amount (expressed as a percentage) of the ratio of any permitted fixed rate Indebtedness issued by Borrower after the Closing Date to total Senior Funded Debt.

                                    Article 6
                               NEGATIVE COVENANTS


        So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall not, and shall not permit any of its Subsidiaries to, unless the Agent (with the written approval of the Requisite Lenders or, if required by Section 11.2, of all of the Lenders) otherwise consents:

        6.1 Prepayment of Indebtedness. Pay any principal or interest on any Indebtedness of Borrower or any of its Subsidiaries prior to the date when due, or make any payment or deposit with any Person that has the effect of providing for the satisfaction of any Indebtedness of Borrower or any of its Subsidiaries prior to the date when due, except (a) prepayments of the Obligations in accordance with the terms of this Agreement and (b) in connection with any financing permitted pursuant to Section 6.9(g).

        6.2 Disposition of Property. Make any Disposition of its Property, whether now owned or hereafter acquired, except Dispositions in an aggregate amount not to exceed $2,000,000 in any Fiscal Year ending after the Closing Date or $5,000,000 in the aggregate from and after the Closing Date to the Maturity Date, provided that (a) at the time of any such Disposition, no Default or Event of Default shall exist or shall result from such Disposition and (b) the sales price relating to any such Disposition shall be paid in Cash.

        6.3 Mergers. Merge or consolidate with or into any Person, except, mergers and consolidations of a Subsidiary of Borrower into Borrower (with Borrower as the surviving entity) or of Subsidiaries of Borrower with each other, provided that Borrower and each such Subsidiary shall have executed such amendments to the Loan Documents, if any, as the Agent may reasonably determine are appropriate as a result of such merger.

        6.4 Hostile Tender Offers. Make any offer to purchase or acquire, or consummate a purchase or acquisition of, five percent (5%) or more of the voting interest in any corporation or other business entity if the board of directors or management of such corporation or business entity has notified Borrower that it opposes such offer or purchase and such notice has not been withdrawn or superseded.

        6.5 Distributions. Declare or pay or make any form of Distribution, whether from capital, income or otherwise, and whether in Cash or other Property, except (a) Distributions by any Subsidiary of Borrower to Borrower,
(b) Distributions by any Subsidiary of Borrower to another Subsidiary of Borrower, (c) dividends payable solely in capital stock or rights to purchase capital stock, and (d) so long as no Default or Event of Default then exists or would result therefrom, dividends paid in Cash by Borrower during any Fiscal Year that do not exceed twenty-five percent (25%) of Net Income for the immediately preceding Fiscal Year.

        6.6 ERISA. (a) At any time, permit any Pension Plan to: (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply in all material respects with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect, or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

        6.7 Change in Nature of Business. Make any material change in the nature of the business of Borrower and its Subsidiaries, taken as a whole. Without limiting the foregoing, Borrower shall not engage, directly or indirectly, in any material respect in any line of business substantially different from the business conducted by Borrower immediately prior to the Closing Date, unless such line of business is reasonably related to the business of selling or leasing consumer products and providing consumer financing and consumer-related services. In no event shall Borrower or any of its Subsidiaries engage in the business of a finance lender (as defined in Section 22009 of the California Financial Code) without first obtaining a license to do so from the California Commissioner of Corporations. Notwithstanding the foregoing, Borrower may elect to remove Premium Finance as a Borrowing Base Party (and, in such event, for purposes hereof Premium Finance shall no longer be deemed a Significant Subsidiary regardless of the value of its assets); provided that (a) Borrower shall have given the Agent not less than sixty (60) days advance notice, in writing, of Borrower's intention to so remove Premium Finance as a Borrowing Base Party and (b) at the time of such notice and on the date of the proposed removal, no Default or Event of Default shall have occurred and remain in effect. Upon the effectiveness of such removal, the Agent (on behalf of itself and the Lenders) shall (i) release Premium Finance from its obligations under the Loan Documents to which it is a Party, (ii) return any Pledged Collateral owned by Premium Finance to Premium Finance, or to the Person or Persons legally entitled thereto, and (iii) endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of any Collateral theretofore provided by Premium Finance to Premium Finance, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the Agent's interests arising under the Loan Documents with respect to the Property of Premium Finance, all as reasonably requested by, and at the sole expense of, Borrower. In addition, upon the effectiveness of such removal, no Insurance Premium Contract shall constitute an Eligible Contract and an immediate adjustment to the Borrowing Base will be made by the Agent (notice of which shall be promptly sent to Borrower) as a result thereof.

        6.8 Liens and Negative Pledges. Create, incur, assume or suffer to exist any Lien, Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:

                (a) Permitted Encumbrances;

                (b) Liens and Negative Pledges under the Loan Documents;

                (c) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 6.8 and any renewals/extensions or amendments thereof; provided that the obligations secured or benefited thereby are not increased;

                (d) Liens securing Indebtedness permitted by Section 6.9(e) on the Property which is the subject of the Capital Lease Obligation or was purchased with the proceeds of the purchase money debt so long as the Indebtedness secured by any such Lien does not exceed the total cost to acquire such Property and such Lien in fact extends only to the Property actually acquired with such Indebtedness;

                (e) Liens on Property acquired by Borrower or any of its Subsidiaries that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition and any renewals/extensions or amendments thereof, provided that the obligations secured or benefitted thereby are not increased;

                (f) Liens arising as a result of or in connection with judgments and awards to the extent such judgments and awards do not cause the occurrence of an Event of Default under Section 9.1(i);

                (g) Liens on bank deposit accounts contractually given as security for reimbursement obligations regarding letters of credit or bankers' acceptances to the extent the Indebtedness or Guaranty Obligation represented by any such reimbursement obligation is permitted by the terms of Section 6.9;

                (h) Liens on the Property of any Subsidiary of Borrower in favor of Borrower; and

                (i) Liens on the Property of Premium Finance securing (and Negative Pledges made by Premium Finance in connection with) Indebtedness permitted by Section 6.9(f).

        6.9 Indebtedness and Guaranty Obligations. Create, incur or assume any Indebtedness or Guaranty Obligation except:

                (a) Indebtedness and Guaranty Obligations existing on the Closing Date and disclosed in Schedule 6.9;

                (b) Indebtedness and Guaranty Obligations under the Loan Documents;

                (c) Indebtedness and Guaranty Obligations owed to Borrower or any Significant Subsidiary;

                (d) Indebtedness owed by any Insignificant Subsidiary to another Insignificant Subsidiary;

                (e) Indebtedness consisting of Capital Lease Obligations or purchase money debt that does not exceed $1,000,000 in the aggregate at any time;

                (f) Indebtedness secured by Liens permitted by the terms of
    Section 6.8(e);

                (g) If Premium Finance shall have been removed as a Borrowing Base Party pursuant to Section 6.7, Indebtedness of Premium Finance to any Person providing working capital financing to Premium Finance to support its normal business operations;

                (h) Indebtedness not referred to in clauses (a) through (g) above, in an aggregate amount not to exceed $500,000 outstanding at any time, provided that no such Indebtedness shall be secured by any Lien on the Property of Borrower or any Subsidiary thereof;

                (i) Unsecured Subordinated Obligations in such amounts as may be acceptable to the Agent and the Requisite Lenders in their sole discretion; and

                (j) Refinancing, renewals or extensions of Indebtedness permitted under clauses (a), (c), (d), (e), (f), (g), (h) and (i) of this
    Section 6.9 (and continuance or renewal of any Permitted Encumbrances associated therewith) so long as (i) the terms and conditions of such refinancings, renewals, or extensions are substantially similar to the then current terms and conditions of such Indebtedness, (ii) to the extent that such Indebtedness constitutes Subordinated Obligations, such refinancing, renewing, refunding, or extending Indebtedness contains subordination provisions substantially similar to the then current subordination provisions of such Indebtedness, (iii) the net cash proceeds of such refinancings, renewals or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, and (iv) such refinancings, renewals, refundings or extensions do not result in a shortening of the average weighted maturity (at the time of such refinancing, renewal or extension) of the Indebtedness so refinanced, renewed or extended.

        6.10 Transactions with Shareholders and Affiliates. Enter into any transaction of any kind with any holder of five percent (5%) or more of any class of equity securities of Borrower or with any Affiliate of Borrower other than (a) salary, bonus, employee stock option and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors of Borrower and expressly authorized by a resolution of the board of directors of Borrower which is approved by a majority of the directors not having an interest in the transaction, (c) transactions expressly permitted by this Agreement, (d) transactions described in or otherwise subject to the terms of the Intercompany Agreements as in effect on the Closing Date, (e) transactions on overall terms at least as favorable to Borrower as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, and (f) transactions described in Schedule 6.10.

        6.11 Operating Leases. Permit rentals due under leases of real or personal Property, other than Capital Lease Obligations subject to Section 6.12, to exceed $3,000,000 in the aggregate for Borrower and its Subsidiaries for any one Fiscal Year.

        6.12 Tangible Net Worth. Permit Tangible Net Worth, as of the last day of any Fiscal Quarter ending after the Closing Date, to be less than the sum of (a) $50,000,000, plus (b) an amount equal to 75% of Net Income earned in each Fiscal Quarter ending after March 31, 1997 (with no deduction for a net loss in any such Fiscal Quarter) plus (c) an amount equal to 75% of the aggregate increases in Stockholders' Equity of Borrower and its Subsidiaries after the Closing Date by reason of the issuance and sale of capital stock of Borrower or any Subsidiary thereof (including upon any conversion of debt securities of Borrower or any Subsidiary thereof into such capital stock).

        6.13 Past Due Receivables Ratio. Permit the Past Due Receivables Ratio, as of the last day of any Fiscal Month ending after the Closing Date, to exceed 0.06 to 1.00.

        6.14 Credit Loss Allowance Ratio. Permit the Credit Loss Allowance Ratio, as of the last day of any Fiscal Month ending after the Closing Date, to be less than 0.05 to 1.00.

        6.15 Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the last day of any Fiscal Quarter ending after Closing Date, to be less than
1.85 to 1.00.

        6.16 Credit Loss/Net Chargeoff Percentage. Permit the Credit Loss/Net Chargeoff Percentage, as of the last day of any Fiscal Month ending after the Closing Date, to be less than the Minimum Credit Loss/Chargeoff Percentage as of such date.

        6.17 Leverage Ratio. Permit the Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to exceed 2.00 to 1.00.

        6.18 Investments and Acquisitions. Make any Acquisition or enter into any agreement to make any Acquisition, or make or suffer to exist any Investment, other than:

                (a) Investments in existence on the Closing Date and disclosed on Schedule 6.18;

                (b) Investments consisting of Cash and Cash Equivalents;

                (c) Investments of Borrower in any Domestic Subsidiary or Investments by any Domestic Subsidiary in Borrower or another Domestic Subsidiary; provided that if Premium Finance shall have been removed as a Borrowing Base Party as provided in

    Section 6.7, the aggregate outstanding value of such Investments in Premium Finance made after the date of such removal shall not exceed $1,000,000 at any time;

                (d) Investments of Borrower or any Subsidiary of Borrower in any Foreign Subsidiary other than Investments in Foreign Subsidiaries described in Schedule 6.18; provided such Investments are made in the ordinary course of business and do not exceed $500,000 in the aggregate outstanding at any time;

                (e) Investments of Borrower in any Insignificant Subsidiary that is not a Foreign Subsidiary and Investments by any Significant Subsidiary in an Insignificant Subsidiary that is not a Foreign Subsidiary other than Investments in domestic Insignificant Subsidiaries described in Schedule 6.18; provided such Investments are made in the ordinary course of business and do not exceed $500,000 in the aggregate outstanding at any time;

                (f) Investments received in connection with the settlement of a bona fide dispute with another Person;

                (g) Investments representing all or a portion of the sales price of Property sold or services provided to another Person;

                (h) New Venture Investments permitted by Section 6.19; and

                (i) Acquisitions, if no Default or Event of Default then exists or would occur as a result thereof, that do not violate Section 6.4, provided that (i) such Acquisitions reasonably relate to Persons or Properties in the same line of business as Borrower's and its Subsidiaries' existing operations, (ii) the aggregate purchase price (valuing any non-Cash consideration at its fair market value) of all such Acquisitions does not exceed $5,000,000 during any Fiscal Year or $10,000,000 in the aggregate from and after the Closing Date to the Maturity Date; and (iii) giving effect thereto, the aggregate Investment Expenditures made by Borrower and its Subsidiaries do not exceed $5,000,000 during any Fiscal Year or $10,000,000 in the aggregate from and after the Closing Date to the Maturity Date.

        6.19    New Venture Investments. With respect to New Venture
Investments:

                (a) Make, or enter into any legally binding commitment to make, any New Venture Investment if a Default or Event of Default then exists or would result therefrom;

                (b) Make any New Venture Investment if, giving effect thereto, aggregate New Venture Investments made by Borrower and its Subsidiaries would exceed $2,000,000 during any Fiscal Year or $6,000,000 in the aggregate from and after the Closing Date to the Maturity Date;

                (c) Make, or enter into any legally binding commitment to make, any New Venture Investment if, giving effect thereto, aggregate Investment Expenditures made by Borrower and its Subsidiaries would exceed $5,000,000 during any Fiscal Year or $10,000,000 in the aggregate from and after the Closing Date to the Maturity Date.

        6.20 Subsidiary Indebtedness. Permit (whether or not otherwise permitted under Section 6.9) any Significant Subsidiary to create, incur, assume or suffer to exist any Indebtedness or Guaranty Obligation, except (a) Indebtedness and Guaranty Obligations in existence on the Closing Date and renewals/extensions or amendments that satisfy the requirements specified in
Section 6.9(i), (b) Indebtedness owed to and Guaranty Obligations made in favor of Borrower or another Significant Subsidiary, (c) Indebtedness owed to and Guaranty Obligations made in favor of the Agent and/or the Lenders pursuant to one or more Loan Documents and (d), in the case of Premium Finance, and only if it shall have been removed as a Borrowing Base Party as provided in Section 6.7, Indebtedness of Premium Finance permitted by Section 6.9(f).

        6.21 Change in Location of Chief Executive Offices and Assets. Relocate the chief executive office of Borrower or any Significant Subsidiary without first giving the Agent thirty (30) days prior written notice of any proposed relocation. Borrower shall not move any of its Property to a jurisdiction other than any one of the jurisdictions identified in Schedule 6.21 without first giving the Agent ten (10) calendar days prior written notice of any such proposed relocation.

        6.22 Subordinated Obligations. (a) Pay any (i) principal (including sinking fund payments) or any other amount (other than scheduled interest payments) with respect to any Subordinated Obligation, or purchase or redeem any Subordinated Obligation or (ii) scheduled interest on any Subordinated Obligation if the payment thereof is then prohibited under the terms of the subordination provisions governing such Subordinated Obligation, or (b) take any action prohibited by any such subordination provisions.

        6.23 Use of Lenders' Name. Use any Lender's name (or the name of any of any Lender's affiliates) or the Agent's name in connection with any of their business operations except to identify the existence of the Commitment and the names of the Lenders and the Agent in the ordinary course of Borrower's business. Nothing herein contained is intended to permit or authorize Borrower to make any commitment or contract on behalf of any Lender or the Agent.

        6.24 Modifications of Intercompany Agreements. Amend, restate, replace, terminate or otherwise modify any material term or provision of any of the Intercompany Agreements or enter into any Intercompany Agreement not in effect as of the Closing Date.

        6.25 Amendment of Rewrite Policy. Amend, supplement or otherwise modify any material term or provision of its applicable Rewrite Policy. On each annual anniversary date of the Closing Date, Borrower shall deliver to the Agent a certificate from Borrower's chief financial officer or controller setting forth Borrower's Rewrite Policy and the Rewrite Policy of the Borrowing Base Subsidiaries, in each case as then in effect.

        6.26 Change of Fiscal Periods. Change its Fiscal Year or any other fiscal period with respect to which it reports financial results hereunder or otherwise.

                                    Article 7
                     INFORMATION AND REPORTING REQUIREMENTS


        7.1 Financial and Business Information. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall, unless the Agent (with the written approval of the Requisite Lenders) otherwise consents, at Borrower's sole expense, deliver to the Agent and each of the Lenders the following:

                (a) As soon as reasonably practicable, and in any event within 45 days after the end of each Fiscal Quarter, and within 30 days after the end of each Fiscal Month other than the last Fiscal Month of any Fiscal Quarter, (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal period and the consolidated statements of income, retained earnings and cash flow, in each case of Borrower and its Subsidiaries for such fiscal period, and the portion of the Fiscal Year ended with such fiscal period and (ii) the consolidating (in substantial accordance with past consolidating practices of Borrower) balance sheets and statements of income, retained earnings and cash flow as at and for the portion of the Fiscal Year ended with such fiscal period, all in reasonable detail. Such financial statements shall be certified by a Senior Officer on behalf of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

                (b) As soon as reasonably practicable, and in any event within 100 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of income, retained earnings, and cash flow, in each case of Borrower and its Subsidiaries for such Fiscal Year and (ii) consolidating (in accordance with past consolidating practices of Borrower) balance sheets and statements of income, retained earnings, and cash flow, in each case as at the end of and for the Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Agent, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Lenders. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Borrower's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections
    6.12 through 6.17, have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Borrower in the manner prescribed by this Agreement;

                (c) As soon as reasonably practicable, and in any event within 100 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of income, retained earnings, and cash flow, in each case of Holdings and its Subsidiaries for such Fiscal Year and (ii) consolidating (in accordance with past consolidating practices of Holdings) balance sheets and statements of income, retained earnings, and cash flow, in each case as at the end of and for the Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Holdings and reasonably satisfactory to the Agent, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Lenders;

                (d) As soon as reasonably practicable, and in any event within 30 days prior to the commencement of each Fiscal Year, a budget and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next two succeeding Fiscal Years, including for the first such Fiscal Year, projected consolidated and consolidating balance sheets and statements of income and, for the second and third such Fiscal Years, projected consolidated and consolidating condensed balance sheets and statements of income, of Borrower and its Subsidiaries, all in reasonable detail;

                (e) As soon as practicable, and in any event within 15 days after the end of each Fiscal Month, a Borrowing Base Certificate as of the end of such Fiscal Month, certified by a Senior Officer of Borrower, together with (i) a supporting accounts receivable report and (ii) a month-end management report for such month summarizing delinquency, charge offs, recoveries and number of Contracts outstanding for Borrower and its Subsidiaries, in each case in consolidating and consolidated formats (and including cross-agings of accounts receivable among the Borrowing Base Parties) and otherwise in a form acceptable to the Agent;

                (f) Promptly after request by the Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any of its Subsidiaries, or any audit of any of them;

                (g) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Securities and Exchange Commission under
    Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Lenders pursuant to other provisions of this Section 7.1;

                (h) As soon as practicable, and in any event within 15 days after the end of each Fiscal Month and contemporaneously with each quarterly and year-end financial report required by clauses (a) and (b), Borrower's analysis of financial results, as customarily prepared by management or the Borrower for internal use;

                (i) Promptly after request by the Agent or any Lender, copies of any other report or other document that was filed by Holdings, Parent, Borrower or any of Borrower's Subsidiaries with any Governmental Agency;

                (j) On or before each April 30 and within ten (10) days of any change in insurance companies or coverages, evidence of the insurance policies required by Section 5.4 in form and substance reasonably satisfactory to the Agent together with such endorsements as are necessary to show the Agent (on behalf of the Lenders) as loss payee and additional insured, as applicable, thereunder;

                (k) Promptly upon a Senior Officer obtaining actual knowledge, and in any event within ten (10) Banking Days after obtaining actual knowledge, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five (5) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Holdings, Parent, Borrower or any Subsidiary of Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

                (l) As soon as reasonably practicable, and in any event within two (2) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two
    (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Holdings, Parent, Borrower or any Subsidiary of Borrower is taking or propose to take with respect thereto;

                (m) Promptly upon a Senior Officer obtaining actual knowledge, and in any event within five (5) Banking Days after obtaining actual knowledge, that (i) any Person has commenced a legal proceeding with respect to a claim against, Holdings, Parent, Borrower or any of Borrower's Subsidiaries that is $500,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor under a written credit agreement with respect to Indebtedness of $500,000 or more or any lessor under a written material lease has asserted a default thereunder on the part of Holdings, Parent, Borrower or any of Borrower's Subsidiaries, (iii) any Person has commenced a legal proceeding with respect to a claim against Holdings, Parent, Borrower or any of Borrower's Subsidiaries under a contract that is not a credit agreement or material lease in excess of $500,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect and (iv) any labor union has notified Holdings, Parent or Borrower of its intent to strike Holdings, Parent, Borrower or any of Borrower's Subsidiaries on a date certain and such strike would involve more than 100 employees of Holdings, Parent, Borrower and Borrower's Subsidiaries, a written notice describing the pertinent facts relating thereto and what actions Holdings, Parent, Borrower or such Subsidiaries are taking or propose to take with respect thereto; and

                (n) Such other data and information as from time to time may be reasonably requested by the Agent or any Lender.

        7.2 Compliance Certificates. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains outstanding, Borrower shall, at Borrower's sole expense, deliver to the Agent and the Lenders concurrently with the financial statements required pursuant to Sections 7.1(a) and 7.1(b), a Compliance Certificate signed by a Senior Officer on behalf of Borrower.

                                    Article 8
                                   CONDITIONS


        8.1 Initial Advances, Etc.. Except as otherwise agreed in writing by Borrower and the Agent (with the consent of the Lenders), the obligation of each Lender to make the initial Advance to be made by it, or the obligation of the Issuing Bank to issue the initial Letter of Credit (as applicable), is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances by any Lender or the issuance of the initial Letter of Credit (as applicable) (unless all of the Lenders, in their sole and absolute discretion, shall agree otherwise):

                (a) The Agent shall have received all of the following, each of which shall be an original unless otherwise specified, each properly executed by a Responsible Offi cial of each party thereto, each dated as of the Closing Date and each in form and substance reasonably satisfactory to the Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Agent otherwise agrees or directs):

                (1) at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Agent for additional executed counterparts, sufficient in number for distribution to the Lenders and Borrower;

                (2) the Notes executed by Borrower in favor of each Lender, each in a principal amount equal to that Lender's Pro Rata Share of the Commitment;

                (3) a Borrowing Base Certificate as of a date not more than one month prior to the Closing Date;

                (4) the Security Agreement executed by Borrower and the
            Significant Subsidiaries;

                (5) such financing statements on Form UCC-1 executed by Borrower and the Significant Subsidiaries with respect to the Security Agreement as the Agent may request, and UCC-2 assignments in favor of Agent of (A) a UCC-1 financing statement executed and delivered by Parent, naming Parent as debtor and Central Installment as secured party, relative to the sale of rights to payment, and (B) a UCC-1 financing statement executed and delivered by Central Ram, Inc., naming Central Ram, Inc. as debtor and Central Installment as secured party, relative to the sale of rights to payment;

                (6) the Pledge Agreement executed by Holdings, Parent, Borrower and the applicable Significant Subsidiaries, together with the Pledged Collateral accompanied by appropriate stock powers and note endorsements executed in blank;

                (7) the Holdings Guaranty and the Trademark Collateral
            Assignment (and related UCC-1 financing statement in favor of the Agent) executed by Holdings;

                (8) the Subsidiary Guaranty executed by the Significant
            Subsidiaries;

                (9) with respect to each Loan Party, such documentation as the
            Agent may reasonably require to establish the due organization, valid existence and good standing of such Loan Party, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so quali fied, its authority to execute, deliver and perform any Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of its certificate or articles of incorporation and amendments thereto, bylaws and amendments thereto, operating agreements and amendments thereto, partnership agreements and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of resolutions, partnership authorizations, incumbency certificates, Certificates of Responsible Officials, and the like;

                (10) the Opinion of Counsel;

                (11) written evidence that the Prior Credit Facilities have been or will be concurrently terminated, that all Liens securing such facility, if any, have been or will be concurrently released, and that notwithstanding any prior legend on any Contracts, the lenders party to such Prior Credit Facilities no longer claim a Lien in any Contracts and that such legend may be deleted (by interlineation or otherwise);

                (12) evidence of the insurance policies required by Section 5.4, together with such endorsements as are necessary to show the Agent as loss payee and an additional insured, as applicable, thereunder.

                (13) a Certificate signed by a Senior Officer of Borrower
            certifying that attached thereto is a list of all material Contractual Obligations of Borrower and its Subsidiaries, taken as a whole.

                (14) a Certificate signed by a Senior Officer on behalf of
            Borrower that attached thereto is a true and correct copy of the Projections and affirming, to the best of Borrower's knowledge, that the representation set forth in Section 4.17 is true;

                (15) a Certificate signed by Senior Officer on behalf of
            Borrower that attached thereto is a true and correct copy of each of the Intercompany Agreements and each of the Rewrite Policies of the Loan Parties;

                (16) a Certificate signed by a Senior Officer on behalf of
            Borrower certifying that the conditions specified in Sections 8.1(g) and (h) have been satisfied.

                (17) one or more Requests for Loan or Requests for Letter of
            Credit, as applicable; and

                (18) such other assurances, certificates, documents, consents or opinions as the Agent reasonably may require.

                (b) The fees required to be paid on or before the Closing Date pursuant to Sections 3.2 and 3.3 shall have been paid.

                (c) The Agent shall have completed and received all audits, inspections and examinations as deemed necessary in the Agent's opinion with respect to the Collateral, the books and records of Holdings, Parent, Borrower and its Subsidiaries, the financial and business condition and operations of Holdings, Parent, Borrower and its Subsidiaries and the transactions contemplated thereby. Without limiting the foregoing, the Agent (or its representatives) shall have conducted an inspection of Borrower's and the Significant Subsidiaries' document storage facilities to verify that proper security and safeguards are in place to hold and protect the Contracts in which the Agent is to have a security interest and the results of such inspection shall have been satisfactory to the Agent.

                (d) Agent shall have received appropriate evidence indicating that (i) Central Consumer is currently qualified as a finance lender pursuant to Section 22009 of the California Financial Code, (ii) Premium Finance is in compliance with all requirements promulgated by the State of California Department of Corporations and (iii) Centravel is in compliance with all requirements promulgated by the Airline Reporting Corporation.

                (e) There shall not be pending or threatened any litigation relating to the or transactions contemplated by this Agreement which the Agent and the Lenders deem to be material;

                (f) The reasonable costs and expenses of the Agent in connection with the underwriting and due diligence process relating to this transaction and the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrower prior to the Closing Date, shall have been paid.

                (g) The representations and warranties contained in Article 4 shall be true and correct.

                (h) Borrower and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advance or initial Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing and no event shall have occurred since December 31, 1996 which constitutes a Material Adverse Effect.

                (i) The Closing Date shall have occurred on or before June 13, 1997.

        8.2 Any Increasing Advance, Etc. The obligation of the Lenders to make any Advance which would increase the principal amount outstanding under the Notes, and the obligation of the Issuing Bank to issue a Letter of Credit, is subject to the following conditions precedent:

                (a) except (i) for representations and warranties which expressly relate to a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 (other than Sections 4.4(a), 4.10, 4.17 and 4.19) shall be true and correct on and as of the date of the Advance or the Letter of Credit as though made on that date;

                (b) other than matters described in Schedule 4.10 or not required as of the Closing Date to be therein described, there shall not be then pending or, to the best knowledge of the Loan Parties, threatened any action, suit, proceeding or investigation against or affecting any Loan Party or any Property of any of any Loan Party before any Governmental Agency that constitutes a Material Adverse Effect;

                (c) the Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if applicable) or the Issuing Bank shall have received a Request for Letter Credit, as the case may be, in compliance with Article 2; and

                (d) the Agent shall have received, in form and substance reasonably satisfactory to the Agent, such other assurances, certificates, documents or consents related to the foregoing as the Agent or the Requisite Lenders reasonably may require.

        8.3 Any Advance. The obligation of each Lender to make any Advance (other than an Alternate Base Rate Advance which, if made, would not increase the outstanding principal Indebtedness evidenced by the Notes), and of the Issuing Bank to issue any Letter of Credit, is subject to the conditions precedent that (a) the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4(b), 4.6, 4.11, 4.12, 4.14, 4.21 and 4.23 shall be true and correct in all material respects on the date of such Advance as though made on that date except as disclosed by Borrower and approved in writing by the Requisite Lenders, (b) no circumstance or event shall have occurred that constitutes a Material Adverse Effect since the Closing Date, and (c) except as provided for in Section 2.1(g), the Agent shall have timely received a Request for Advance in compliance with Article 2 (or telephonic or other request for advance referred to in the second sentence of Section 2.1(b), if applicable).

                                    Article 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT


        9.1 Events of Default. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

                (a) Borrower fails to pay any principal on any Obligation, or any portion thereof, on the date when due; or

                (b) Borrower fails to pay any interest on any of the Notes or the Swing Line Documents, or any fees under Sections 3.4 or 3.5, or any portion thereof, within five (5) Banking Days after the date when due; or fails to pay any other fee or amount payable to the Lenders under any Loan Document, or any portion thereof, within five (5) Banking Days after demand therefor; or

                (c) Borrower fails to comply with, or causes or permits any Subsidiary of Borrower to fail to comply with, any of the covenants contained in Article 6 and, in the case of Section 6.8 only, five (5) Banking Days have elapsed without cure after either a Senior Officer of Borrower has actual knowledge of such failure or the Agent shall have given Borrower notice of such failure; or

                (d) Borrower fails to comply with Sections 7.1(l) or 7.1(m) in any respect that is materially adverse to the interests of the Lenders; or

                (e) Any Loan Party, or any other Party, fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed within ten (10) Banking Days after the giving of notice by the Agent on behalf of the Requisite Lenders of such Default; or

                (f) Any representation or warranty of any Loan Party made in any Loan Document, or in any certificate or other writing delivered by any Loan Party pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Agent or the Lenders; or

                (g) Holdings, Parent, Borrower or any Subsidiary of Borrower (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness of $500,000 or more, or any guaranty of present or future Indebtedness of $500,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, in connection with any individual item of present or future Indebtedness of $500,000 or more, or of any guaranty of present or future Indebtedness of $500,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due; or

                (h) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement or action (or omission to act) of the Agent or any Lender or satisfaction in full of all the Obligations ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in any such event in the reasonable opinion of the Requisite Lenders, is materially adverse to the interests of the Lenders; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

                (i) A final judgment against Holdings, Parent, Borrower or any Subsidiary of Borrower is entered for the payment of money in excess of $500,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for twenty (20) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

                (j) (i) Holdings, Parent, Borrower or any Subsidiary of Holdings, Parent or Borrower institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors or makes or sends notice of an intended bulk sale of any business or Property now or hereafter owned or conducted by it; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or (ii) any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any material part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty
    (60) calendar days; or

                (k) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

                (l) A final judgment is entered by a court of competent jurisdiction that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations; or

                (m) Holdings, Parent, Borrower or any Subsidiary of Holdings, Parent or Borrower commits or is indicted for committing any crime constituting a felony or if any proceedings or investigation by any Governmental Agency is pending, an adverse determination of which would be reasonably likely to result in the forfeiture of any material Property of Holdings, Parent, Borrower or any Subsidiary of Borrower (other than an Insignificant Subsidiary) to any Governmental Agency; or

                (n) Any uninsured damage to or loss, theft, or destruction shall occur with respect to any portion of the Property of Holdings, Parent, Borrower or any Subsidiary of Borrower that is (i) in excess of $1,000,000 or (ii) reasonably likely to result in a Material Adverse Effect; or

                (o) Any Collateral with a cost in excess of $1,000,000 is seized by any Governmental Agency, landlord or other Person without such Person's consent; or

                (p) Holdings, Parent, Borrower or any Subsidiary of Borrower (other than an Insignificant Subsidiary) ceases any material portion of its business operations as presently conducted other than those matters, if any, disclosed by Borrower to the Agent and the Lenders in writing prior to the Closing Date; or

                (q) Any Pension Plan maintained by Holdings, Parent, Borrower or any Subsidiary of Borrower is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect or if Holdings, Parent, Borrower or any of Borrower's Subsidiaries fails to otherwise comply with ERISA so that grounds exist to permit the appointment of a trustee under ERISA to administer its Pension Plans or to allow the PBGC to institute proceedings to appoint a trustee to administer its Pension Plans; or

                (r) At any time from and after the Closing Date, a Change of Control Event occurs; or

                (s) There shall occur any material adverse change in the condition (financial or otherwise), operations or prospects of the Loan Parties, taken as a whole, from the condition, operations or prospects of such Persons as of December 31, 1996, except for those matters, if any, disclosed by Borrower to the Agent and the Lenders in writing prior to the Closing Date.

        9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Agent or the Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

                (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(j):

                    (i) the commitment to make Advances and all other
                obligations of the Agent or the Lenders and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all of the Lenders or the Requisite Lenders (as the case may be, in accordance with Section 11.2) may waive an Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Lenders or Requisite Lenders, as the case may be, to reinstate the Commitment and make further Advances, which waiver or determination shall apply equally to, and shall be binding upon, all the Lenders;

                    (ii) the Issuing Bank may demand immediate payment by
                Borrower of an amount equal to the Aggregate Effective Amount of all outstanding Letters of Credit to be held by the Agent, on behalf of the Lenders, in an interest-bearing cash collateral account as collateral for all of the Obligations; and

                    (iii) the Requisite Lenders may request the Agent to, and
                the Agent thereupon shall, terminate the Commitment and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other Obligations payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

                (b) Upon the occurrence of any Event of Default described in
    Section 9.1(j):

                    (i) the commitment to make Advances and all other
                obligations of the Agent or the Lenders and all rights of Borrower and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Lenders may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Lenders, to reinstate the Commitment and make further Advances, which determination shall apply equally to, and shall be binding upon, all the Lenders;

                    (ii) an amount equal to the Aggregate Effective Amount of
                all outstanding Letters of Credit shall be immediately due and payable to the Issuing Bank without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held by the Agent, on behalf of the Lenders, in an interest-bearing cash collateral account as collateral for all of the Obligations; and

                    (iii) the unpaid principal of all Notes, all interest
                accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

                (c) Upon the occurrence and during the continuance of any Event of Default, the Lenders and the Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided for in any Loan Document), may proceed (but only with the consent of the Requisite Lenders) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

                (d) If any Event of Default shall occur for any reason, whether voluntary or involuntary, and shall not have been cured or waived and shall be continuing and the Obligations are or have been declared (or are otherwise automatically) due and payable under Section 9.2(a) or 9.2(b), the Agent may apply and distribute any cash collateral held by the Agent pursuant to Section 9.2(a)(ii) or 9.2(b)(ii) to the payment of the Obligations in accordance with subsection (e) below.

                (e) The order and manner in which the Lenders' rights and remedies are to be exercised shall be determined by the Requisite Lenders in their sole discretion, and all payments received by the Agent and the Lenders, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Agent) of the Agent and of the Lenders, and thereafter paid pro rata to the Lenders in the same proportions that the aggre gate Obligations owed to each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders. Regardless of how each Lender may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the Agent and the Lenders, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such applica tion (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts (including principal and fees) then owing to the Agent or the Lenders under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Lenders hereunder or thereunder or at Law or in equity.

                                   Article 10
                                    THE AGENT


        10.1 Appointment and Authorization. Subject to Section 10.8, each Lender hereby irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof or are reasonably incidental, as determined by the Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the Agent as trustee for any Lender or as representative of any Lender for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, the Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

        10.2 Agent and Affiliates. Wells Fargo (and each successor Agent) has the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" includes Wells Fargo in its individual capacity. Wells Fargo (and each successor Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if it were not the Agent and without any duty to account therefor to the Lenders. Wells Fargo (and each successor Agent) need not account to any other Lender for any monies received by it for reimbursement of its costs and expenses as Agent hereunder, or for any monies received by it in its capacity as a Lender hereunder. The Agent shall not be deemed to hold a fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

        10.3 Proportionate Interest in any Collateral. The Agent, on behalf of all the Lenders, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Agent. Subject to the Agent's and the Lenders' rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Agent or a Lender) and subject to the application of payments in accordance with Section 9.2(e), each Lender shall have an interest in the Lenders' interest in the Collateral or interests therein in the same proportions that the aggregate Obligations owed such Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders.

        10.4 Lenders' Credit Decisions. Each Lender agrees that it has, independently and without reliance upon the Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Agent or of any other Lender, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this

Agreement. Each Lender also agrees that it shall, independently and without reliance upon the Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Agent or of any other Lender, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

        10.5    Action by Agent.

                (a) The Agent may assume that no Default has occurred and is continuing, unless the Agent (or the Lender that is then the Agent) has received notice from Borrower stating the nature of the Default or has received notice from a Lender stating the nature of the Default and that such Lender considers the Default to have occurred and to be continuing.

                (b) The Agent has only those obligations under the Loan Documents as are expressly set forth therein.

                (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Agent may assume that no Event of Default has occurred and is continuing, the Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Agent shall be required to act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2) and those instructions shall be binding upon the Agent and all the Lenders, provided that the Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Agent, in substantial risk of liability to the Agent.

                (d) If the Agent has received a notice specified in clause (a), the Agent shall immediately give notice thereof to the Lenders and shall act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2), provided that the Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Agent, in substantial risk of liability to the Agent, and except that if the Requisite Lenders (or all the Lenders, if required under Section 11.2) fail, for five (5) Banking Days after the receipt of notice from the Agent, to instruct the Agent, then the Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Lenders.

                (e) The Agent shall have no liability to any Lender for acting, or not acting, as instructed by the Requisite Lenders (or all the Lenders, if required under Section 11.2), notwithstanding any other provision hereof.

        10.6 Liability of Agent. Neither the Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Agent and its directors, officers, agents, employees and attorneys:

                (a) May treat the payee of any Note as the holder thereof until the Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Agent, signed by the payee, and may treat each Lender as the owner of that Lender's interest in the Obligations for all purposes of this Agreement until the Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Agent, signed by that Lender.

                (b) May consult with legal counsel (including in-house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower and/or its Subsidiaries or the Lenders, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

                (c) Shall not be responsible to any Lender for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents.

                (d) Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by any Loan Party of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any Collateral or the Property, books or records of any Loan Party.

                (e) Will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any Collateral.

                (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties.

                (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by any Loan Party or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Lender under any Loan Document, including, without limitation, principal, interest, commitment fees, Loans and other amounts; provided that, promptly upon discovery of such an error in computation, the Agent, the Lenders and (to the extent applicable) the Loan Parties and/or their Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

        10.7 Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share of the Commitment, indemnify and hold the Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and disbursements and allocated costs of attorneys employed by the Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Agent thereunder, except such as result from its own gross negli gence or willful misconduct. Without limitation on the foregoing, each Lender shall reimburse the Agent upon demand for that Lender's Pro Rata Share of any out-of-pocket cost or expense incurred by the Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower or any other Party is required by Section 11.3 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 10.7 shall entitle the Agent to recover any amount from the Lenders if and to the extent that such amount has theretofore been recovered from any Loan Party or any Subsidiary of any Loan Party.

        10.8 Successor Agent. The Agent may, and at the request of the Requisite Lenders shall, resign as Agent upon thirty (30) days' notice to the Lenders and Borrower. If the Agent shall resign as Agent under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed); provided, however, that Borrower shall not have any such approval right if a Default or Event of Default shall have occurred and remain in effect. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 10, and Sections 11.3, 11.11 and 11.22, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If (a) the Agent has not been paid its fees under
Section 3.2 or has not been reimbursed for any expense reimbursable to it under
Section 11.3, in either case for a period of at least one (1) year and (b) no successor agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Requisite Lenders (subject to the provisions specified in Section 11.2 requiring consent of all the Lenders) shall perform all of the duties of the Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor agent as provided for above.

        10.9 No Obligations of Borrower. Nothing contained in this Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Agent of its obligations to the Lenders under any provision of this Agreement, and Borrower shall have no liability to the Agent or any of the Lenders in respect of any failure by the Agent or any Lender to perform any of its obligations to the Agent or the Lenders under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing or the delivery of documents under the Loan Documents provides that such payments shall be made or documents delivered by Borrower to the Agent for the account of the Lenders, Borrower's obligations to the Lenders in respect of such payments and documents shall be deemed to be satisfied upon the making of such payments or delivery of such documents to the Agent in the manner provided by this Agreement.

                                   Article 11
                                  MISCELLANEOUS


        11.1 Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of the Agent and the Lenders provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Agent or any Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 10 hereof are inserted for the sole benefit of the Agent and the Lenders; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan without prejudicing the Agent's or the Lenders' rights to assert them in whole or in part in respect of any other Loan.

        11.2 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Requisite Lenders (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower or any Significant Subsidiary is a Party, signed by each such Party and, in the case of any amendment, modification or supplement to Article 10, signed by the Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writ ing of all the Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective:

                (a) To amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Commitment or the Pro Rata Share of any Lender (except as otherwise provided in Section 11.8) or the amount of any commitment fee payable to any Lender, or any other fee or amount payable to any Lender under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any commitment fee or letter of credit fee;

                (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee or letter of credit fee, or to extend the term of the Commitment;

                (c) To release any material portion of the Collateral;

                (d) To amend the provisions of the definition of "Requisite Lenders", Articles 8 or 9 or this Section 11.2 or to amend or waive Sections 6.4; or

                (e) To amend any provision of this Agreement that expressly requires the consent or approval of all the Lenders.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the Lenders and the Agent.

        11.3 Costs, Expenses and Taxes. Borrower shall pay on demand, accompanied by an invoice therefor, (a) the reasonable costs and expenses of the Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and any amendment thereto or waiver thereof,
(b) subject to the limitation set forth in Section 2.9 regarding certain audit and appraisal fees, the reasonable costs and expenses of the Agent in connection with the on-going administration and monitoring of the Loan Documents and the Collateral, and (c) the reasonable costs and expenses of the Agent and the Lenders in connection with the refinancing, restructuring, reorganization (including a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, collateral audit fees, search fees, and other out-of-pocket expenses and the reason able fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal counsel employed by the Agent or, if applicable, any Lender), independent public accountants and other outside experts retained by the Agent or, if applicable, any Lender, whether or not such costs and expenses are incurred or suffered by the Agent or any Lender in connection with or during the course of any bankruptcy or insolvency proceedings of any Loan Party. Such costs and expenses also shall include, in the case of any amendment or waiver of any Loan Document requested by Borrower, the administrative costs of the Agent reasonably attributable thereto. Borrower shall pay any and all documentary and other taxes, excluding Excluded Taxes, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify the Agent and the Lenders from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Agent or any Lender under this Section 11.3 shall bear interest from the second Banking Day following the date of demand for payment at the Default Rate.

        11.4 Nature of Lenders' Obligations. The obligations of the Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Agent or the Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make the Lenders a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any Affiliate of Borrower. Each Lender's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and in the case of the initial Advance only is conditioned upon the performance by all other Lenders of their obligations to make initial Advances. A default by any Lender will not increase the Pro Rata Share of the Commitment attributable to any other Lender. Any Lender not in default may, if it desires, assume in such proportion as the nondefaulting Lenders agree the obligations of any Lender in default, but is not obligated to do so.

        11.5 Survival of Representations and Warranties. All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Agent and each Lender, to the extent reasonable, notwithstanding any investigation made by the Agent or any Lender or on their behalf.

        11.6 Notices. Except as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this
Section 11.6. Except as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

        11.7 Execution of Loan Documents. Unless the Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

        11.8    Binding Effect; Assignment.

                (a) Subject to the provisions of this Section 11.8, this Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Agent, each of the Lenders, and their respective successors and assigns, except that, other than as permitted in Section 6.3, Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Each Lender represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Lender). Any Lender may at any time pledge its Note or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

                (b) From time to time following the Closing Date, each Lender may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Commitment; provided that (i) such Eligible Assignee, if not then a Lender or an Affiliate of the assigning Lender, shall be approved by each of the Agent and Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Lender, to another Lender or of the entire remaining Commitment of the assigning Lender, the assignment shall not assign a Pro Rata Share of the Commitment equivalent to less than $5,000,000, (iv) such assignment shall not subject Borrower (solely as a consequence of the assignment) to any additional costs, expenses, liabilities, taxes, assessments or other charges under Sections 3.6, 3.7 or 3.11(d) and (v) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is three (3) Banking Days after the date the Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Lender for all purposes of this Agreement, with the Pro Rata Share of the Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Lender shall be released from its further obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Lender to Borrower of such Lender's Note) to such assignee Lender, a Note evidencing that assignee Lender's Pro Rata Share of the Commitment, and to the assigning Lender, a Note evidencing the remaining balance Pro Rata Share retained by the assigning Lender.

                (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that:
    (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Commitment being assigned thereby free and clear of any adverse claim, the assigning Lender has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document;
    (ii) the assigning Lender has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to
    Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Agent to take such action and to exercise such powers under this Agreement as are delegated to the Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                (d) The Agent shall maintain at the Agent's Office a copy of each Commitment Assignment and Acceptance delivered to it. After receipt of a completed Commitment Assignment and Acceptance executed by any Lender and an Eligible Assignee, and (with respect to any Commitment Assignment and Acceptance delivered to the Agent after the date that is sixty (60) days after the Closing Date) receipt of an assignment fee of $3,000 from such Eligible Assignee, the Agent shall, promptly following the effective date thereof, provide to Borrower and the Lenders a revised Schedule 1.1 giving effect thereto.

                (e) Each Lender may from time to time grant participations to one or more banks or other financial institutions (including another Lender) in a portion of its Pro Rata Share of the Commitment; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purposes of Sections 3.6, 3.7, 11.11 and 11.22, provided, however, that Borrower's cost of providing any such benefit to a participant does not exceed the cost that Borrower would have incurred in respect of such Lender absent the participation, (iv) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connec tion with such Lender's rights and obligations under this Agreement,
    (v) the participation interest shall be expressed as a percentage of the granting Lender's Pro Rata Share of the Commitment as it then exists and shall not restrict an increase in the Commitment, or in the granting Lender's Pro Rata Share of the Commitment, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such par ticipation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend the Maturity Date or any other date upon which any payment of money is due to the Lenders, (B) reduce the rate of interest on any Note, any fee or any other monetary amount payable to the Lenders, (C) reduce the amount of any installment of principal due under the Notes, (D) change the definition of "Requisite Lenders" or (E) release any material portion of the Collateral.

                (f) Borrower agrees that upon the occurrence and during the continuance of any Default or Event of Default, each Lender shall be entitled to assign its rights hereunder and under the Loan Documents, or grant participation interests in its rights under this Agreement and the Loan Documents, to any Person, in whole or in any part thereof, notwithstanding any provisions contained herein or in any other Loan Document to the contrary, except that in all cases, no assignment shall be made without the approval of the Agent.

        11.9 Right of Setoff. If an Event of Default has occurred and is continuing, the Agent or any Lender (but only with the consent of the Requisite Lenders) may exercise its rights under Article 9 of the Commercial Code and other applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

        11.10 Sharing of Setoffs. Each Lender severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to applicable
Laws: (a) the Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Lender a participation in the Obligations held by the other Lender and shall pay to the other Lender a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section 11.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation so purchased may exercise any and all rights of setoff, bankers' lien or counterclaim with respect to the participation as fully as if the Lender were the original owner of the Obligation purchased.

        11.11 Indemnity by Borrower. Borrower agrees to indemnify, save and hold harmless the Agent and each Lender and their directors, officers, agents, attorneys and employees (collectively, the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action (except a claim, demand, action, or cause of action for Excluded Taxes) if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrower, its Affiliates or any of their officers, directors or stockholders relating to the Commitment, the use or contemplated use of proceeds of any Loan, or the relationship of Borrower and the Lenders under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that (i) no Indemnitee shall be entitled to indemnification for any of the foregoing caused by its own gross negligence or willful misconduct or breach of any of its obligations under this Agreement and the other Loan Documents or for any of the foregoing asserted against it by another Indemnitee and (ii) none of Wells Fargo & Company nor any of its Subsidiaries (collectively, the "Wells Fargo Entities") shall be entitled to indemnification for any loss, liability, cost or expense incurred by any Wells Fargo Entity solely as a result of, or otherwise in connection with or arising with respect to, such Wells Fargo Entity's equity ownership interest in West Coast. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrower in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to parti cipate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees; provided, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reason ably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Agent or a combination of the foregoing). Any obligation or liability of Borrower to any Indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Lenders.

        11.12 Nonliability of the Lenders. Borrower acknowledges and agrees that:

                (a) Any inspections of any Property of Borrower made by or through the Agent or the Lenders are for purposes of administration of the credit facilities provided hereunder only and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

                (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Agent or the Lenders pursuant to the Loan Docu ments, neither the Agent nor the Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Agent or the Lenders;

                (c) The relationship between Borrower and the Agent and the Lenders is, and shall at all times remain, solely that of borrower and lenders; neither the Agent nor the Lenders shall under any circumstance be construed to be partners or joint venturers of Borrower or its Affiliates; neither the Agent nor the Lenders shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary rela tionship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither the Agent nor the Lenders undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with their Property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Agent or the Lenders in connection with such matters is solely for the protection of the Agent and the Lenders and neither Borrower nor any other Person is entitled to rely thereon; and

                (d) The Agent and the Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnify and hold the Agent and the Lenders harmless from any such loss, damage, liability or claim.

        11.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Agent and the Lenders in connection with the Loans, and is made for the sole benefit of Borrower, the Agent and the Lenders, and the Agent's and the Lenders' successors and assigns. Except as provided in Sections 11.8 and 11.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

        11.14 Confidentiality. Each Lender agrees to hold any confidential information that it may receive from Borrower pursuant to this Agreement in confidence, except for disclo sure: (a) to other Lenders; (b) to legal counsel and accountants for Borrower or any Lender; (c) to other professional advisors to Borrower or any Lender, provided that the recipient has been informed in advance of the confidential nature of such information; (d) to regulatory officials having jurisdiction over that Lender; (e) as required by Law or legal process or in connection with any legal proceeding or litigation involving that Lender and Borrower or any Affiliate of Borrower; and (f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder or a parti cipation interest in its Note, provided that the recipient has been informed in advance of the confidential nature of such information. For purposes of the foregoing, "confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, and
(iii) information previously disclosed by Borrower to any Person not associated with Borrower without a confidentiality agreement or obligation substantially similar to this Section 11.14. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agent or the Lenders to Borrower.

        11.15 Further Assurances. Borrower and the Significant Subsidiaries shall, at their expense and without expense to the Lenders or the Agent, do, execute and deliver (and cause each other Loan Party to do, execute and deliver) such further acts and documents as any Lender or the Agent from time to time reasonably requires for the assuring and confirming unto the Lenders or the Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

        11.16 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

        11.17 Governing Law. Except to the extent otherwise provided therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the local Laws of California.

        11.18 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

        11.19 Headings. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

        11.20   Time of the Essence. Time is of the essence of the Loan
Documents.

        11.21 Foreign Lenders and Participants. Each Lender, and each holder of a participation interest herein, that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrower (with a copy to the Agent), within twenty (20) days after the Closing Date (or after accepting an assignment or receiving a participation interest herein pursuant to
Section 11.8, if applicable) two duly completed copies, signed by a Responsible Official, of either Form 1001 (relating to such Person and entitling it to a complete exemption from withholding on all payments to be made to such Person by Borrower pursuant to this Agreement) or Form 4224 (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence (including, if reasonably necessary, Form W-9) satisfactory to Borrower and the Agent that no withholding under the federal income tax laws is required with respect to such Person. Thereafter and from time to time, each such Person shall (a) promptly submit to Borrower (with a copy to the Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Person by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvan tageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Person.

        11.22 Hazardous Material Indemnity. Borrower hereby agrees to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Agent) the Agent and each of the Lenders and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Agent or any Lender, and expenses to the extent that the defense of any such action has not been assumed by Borrower), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Borrower or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials in, on, under or about any Real Property or any other Property, the presence of which is caused by the Agent or the Lenders or any of their respective employees, agents, contractors or subcontractors. Borrower hereby acknowledges and agrees that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrower under this Section (and under Sections 4.18 and 5.10) shall be unlimited corporate obligations of Borrower and shall not be secured by any deed of trust on any Real Property.

        11.23 Removal of a Lender. As provided in Sections 3.6 and 3.7, Borrower shall have the right to remove a Lender as a party to this Agreement if such Lender is paid a material amount by Borrower pursuant to either such Section. If Borrower is so entitled to remove a Lender either:

                (a) Upon notice from Borrower, the Lender being removed shall execute and deliver a Commitment Assignment and Acceptance covering that Lender's Pro Rata Share of the Commitment in favor of one or more Eligible Assignees designated by Borrower (and acceptable to the Agent) and which Eligible Assignees shall have identical percentage interests in the Commitment, subject to (i) payment of a purchase price by such Eligible Assignee(s) equal to all principal and accrued interest, fees and other amounts owing to such Lender under this Agreement through the date of assignment and (ii) the written release of the Issuing Bank and the Swing Line Lender of such Lender's obligations under Sections 2.4(c) and 2.5(d) or delivery by such Eligible Assignee(s) of such appropriate assurances and indemnities (which may include letters of credit) as such Lender may reasonably require with respect to its participation interest in any Letters of Credit then outstanding or any Swing Line Outstandings; or

                (b) Borrower may reduce the Commitment pursuant to Section 2.6 (and, for this purpose, the numerical requirements of such Section shall not apply) by an amount equal to that Lender's Pro Rata Share of the Commitment, pay and provide to such Lender the amounts, assurances and indemnities described in subclauses (i) and (ii) of clause (a) above and release such Lender from its Pro Rata Share of the Commitment.

        11.24 Purported Oral Amendments. BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH
SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

        11.25   Arbitration.

                (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, instrument or contract required hereby or now or hereafter delivered to Bank in connection herewith (collectively, the "Documents"), or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section91 or any similar applicable state law.

                (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

                (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of California, (ii) may grant any remedy or relief that a court of the state of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of California.

                (f) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                (g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Documents or any relationship between the parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation


                              By: /s/ GARY M. CYPRES
                                  ----------------------------------------
                                      Gary M. Cypres
                                      Chief Executive Officer

                              Address:

                              Central Financial Acceptance Corporation
                              5480 East Ferguson Drive
                              Commerce, California 90022

                              Attn:  Chief Executive Officer

                              Telecopier:  (213) 720-8647
                              Telephone:   (213) 720-8600

                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Agent


                              By:    /s/ PERRY MORETH
                                     -----------------------------------

                              Title:  Vice President
                                      ----------------------------------

                              Address:

                              Wells Fargo Bank, N.A.
                              201 Third Street, 8th Floor
                              San Francisco, California 94103

                              Attn: Virginia Davis

                              Telecopier:  (415) 512-9408
                              Telephone:  (800) 932-1445

                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as a Lender


                              By:    /s/ PERRY MORETH
                                     -----------------------------------

                              Title:  Vice President
                                      ----------------------------------


                              Address:

                              Wells Fargo Bank, N.A.
                              333 South Grand Avenue, 3rd Floor
                              Los Angeles, California 90071

                              Attn: CFAC Account Officer

                              Telecopier:  (213) 687-3501
                              Telephone:  (213) 253-6208



                              SUMITOMO BANK OF CALIFORNIA,
                              as a Lender


                              By:    /s/ STEVEN K. SLOAN
                                     -----------------------------------

                              Title:  Vice President
                                      ----------------------------------



                              Address:

                              Sumitomo Bank of California
                              611 West Sixth Street, Suite 3900
                              Los Angeles, California 90017

                              Attn:   Steven K. Sloan
                                      Vice President

                              Telecopier:  (213) 622-1385
                              Telephone:  (213) 362-5715

                              SANWA BANK CALIFORNIA,
                              as a Lender


                              By:     /s/ JOSEPH C. ARCO
                                     -----------------------------------

                              Title:  Vice President
                                      ----------------------------------


                              Address:

                              Sanwa Bank California, W8-12
                              601 South Figueroa Street
                              Los Angeles, California 90017

                              Attn:   Joseph C. Arco
                                      Vice President

                              Telecopier:  (213) 896-7090
                              Telephone:  (213) 896-7103


                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Lender


                              By:    /s/ ROBERT C. NAGEL
                                     -----------------------------------

                              Title:  Vice President
                                      ----------------------------------


                              Address:

                              Union Bank of California, N.A.
                              350 California Street, H-603
                              San Francisco, California  94104-1402

                              Attn:   Robert C. Nagel
                                      Vice President

                              Telecopier:  (415) 705-5093
                              Telephone:  (415) 705-7189

                                      NOTE


$57,000,000.00                                                     June 13, 1997
                                                         Los Angeles, California


        FOR VALUE RECEIVED, the undersigned, CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), the principal amount of FIFTY SEVEN MILLION AND NO/100 DOLLARS ($57,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's percentage of the Commitment under the Loan Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Revolving Loan Agreement dated as of even date herewith, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Agent for the Lenders (as the same may be further amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

        The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

        Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement, to the fullest extent permitted by applicable Law.

        The amount of each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (San

Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

        The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

        Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Agent or the holder), whether or not an action is filed in connection therewith.

        Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

        THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.


                                   CENTRAL FINANCIAL ACCEPTANCE
                                   CORPORATION,
                                   a Delaware corporation



                                   By:  /s/ Gary M. Cypres
                                        --------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                Amount              Amount of          Unpaid
                of                  Principal          Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -3-

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)
--------------------------------------------------------------------------------
                Amount                                 Unpaid
                of                  Eurodollar         Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-

                                      NOTE


$20,000,000.00                                                     June 13, 1997
                                                         Los Angeles, California


        FOR VALUE RECEIVED, the undersigned, CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of SUMITOMO BANK OF CALIFORNIA (the "Lender"), the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's percentage of the Commitment under the Loan Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Revolving Loan Agreement dated as of even date herewith, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Agent for the Lenders (as the same may be further amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

        The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

        Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement, to the fullest extent permitted by applicable Law.

        The amount of each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

        The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

        Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Agent or the holder), whether or not an action is filed in connection therewith.

        Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

        THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.


                                   CENTRAL FINANCIAL ACCEPTANCE
                                   CORPORATION,
                                   a Delaware corporation



                                   By:  /s/ Gary M. Cypres
                                        --------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                Amount              Amount of          Unpaid
                of                  Principal          Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -3-

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)
--------------------------------------------------------------------------------
                Amount                                 Unpaid
                of                  Eurodollar         Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-

                                      NOTE


$13,000,000.00                                                     June 13, 1997
                                                         Los Angeles, California


        FOR VALUE RECEIVED, the undersigned, CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of SANWA BANK OF CALIFORNIA (the "Lender"), the principal amount of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's percentage of the Commitment under the Loan Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Revolving Loan Agreement dated as of even date herewith, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Agent for the Lenders (as the same may be further amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

        The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

        Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement, to the fullest extent permitted by applicable Law.

        The amount of each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

        The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

        Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Agent or the holder), whether or not an action is filed in connection therewith.

        Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

        THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.


                                   CENTRAL FINANCIAL ACCEPTANCE
                                   CORPORATION,
                                   a Delaware corporation



                                   By:  /s/ Gary M. Cypres
                                        --------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                Amount              Amount of          Unpaid
                of                  Principal          Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)
--------------------------------------------------------------------------------
                Amount                                 Unpaid
                of                  Eurodollar         Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-

                                      NOTE


$10,000,000.00                                                     June 13, 1997
                                                         Los Angeles, California


        FOR VALUE RECEIVED, the undersigned, CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender"), the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's percentage of the Commitment under the Loan Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Revolving Loan Agreement dated as of even date herewith, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Agent for the Lenders (as the same may be further amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

        The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

        Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement, to the fullest extent permitted by applicable Law.

        The amount of each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

        The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

        Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Agent or the holder), whether or not an action is filed in connection therewith.

        Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

        THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.


                                   CENTRAL FINANCIAL ACCEPTANCE
                                   CORPORATION,
                                   a Delaware corporation



                                   By:  /s/ Gary M. Cypres
                                        --------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                Amount              Amount of          Unpaid
                of                  Principal          Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)
--------------------------------------------------------------------------------
                Amount                                 Unpaid
                of                  Eurodollar         Principal      Notation
   Date         Advance             Paid               Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-